UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06640

American Strategic Income Portfolio Inc. II

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

August 31, 2013

ASP	American Strategic Income Portfolio Inc.

BSP	American Strategic Income Portfolio Inc. II

CSP	American Strategic Income Portfolio Inc. III

SLA	American Select Portfolio Inc.

First American Mortgage Funds

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. (“ASP”), American Strategic Income Portfolio Inc. II (“BSP”), American Strategic Income Portfolio Inc. III (“CSP”), and American Select Portfolio Inc. (“SLA”) (“First American Mortgage Funds” or the “funds”) invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds’ net asset value (“NAV”) to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVES

Each fund’s primary objective is to achieve high levels of current income. Each fund’s secondary objective is to seek capital appreciation. As with other mutual funds, there can be no assurance these funds will achieve their objectives.

1	Explanation of Financial Statements

2	Fund Overviews

17	Report of Independent Registered Public Accounting Firm

18	Schedule of Investments

38	Statements of Assets and Liabilities

39	Statements of Operations

40	Statements of Changes in Net Assets

42	Statements of Cash Flows

43	Financial Highlights

47	Notes to Financial Statements

60	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in one or more of the funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s NAV and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds on to a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	1

Fund Overviews

Average Annual Total Returns – ASP

Based on NAV for the period ended August 31, 2013

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2013, were -12.99%, 9.44%, and 6.22%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Average Annual Total Returns – BSP

Based on NAV for the period ended August 31, 2013

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2013, were -0.86%, 5.80%, and 4.24%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	3

Fund Overviews

Average Annual Total Returns – CSP

Based on NAV for the period ended August 31, 2013

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2013, were -0.87%, 2.52%, and 3.56%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

4	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Average Annual Total Returns – SLA

Based on NAV for the period ended August 31, 2013

*The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2013, were -6.81%, 7.35%, and 6.10%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	5

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6	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Fund Overviews

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Fund Management

John Wenker

of Nuveen Asset Management, LLC is responsible for overall management of the funds. He has 30 years of financial experience.

David Yale

of Nuveen Asset Management, LLC is responsible for management of the mortgage loan component and credit facilities of the funds. He has 32 years of financial experience.

Jason O’Brien, CFA

of Nuveen Asset Management, LLC is responsible for the management of the mortgage-backed securities portion of the funds. He has 20 years of financial experience.

Introduction

During the fiscal year ended August 31, 2013, commercial real estate markets had generally stabilized and continued a subdued recovery. With economic and employment growth still weak by historic standards, many commercial real estate markets have not fully recovered from the 2008 downturn. While many primary markets are doing well, the improved health of secondary and tertiary commercial real estate markets remains dependent upon a stronger economic environment and more employment growth. Debt capital markets have improved over the past year but lenders remain cautious in secondary and tertiary markets. A higher interest rate environment could slow transactions as buyers and sellers adjust.

Shared Fund Comments

The funds’ primary risk is credit risk. This comes mainly from the funds’ investments in commercial mortgage loans. The funds have modest residential mortgage exposure, which consists mostly of investments in Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-through securities.

Generally, the funds continued to recycle mortgage loan payoffs into higher credit quality, more liquid and — on a risk adjusted basis — better-yielding assets. The most active asset classes over the fiscal year were agency mortgage-backed securities, investment-grade real estate investment trust (REIT) preferred stock and investment-grade corporate bonds, primarily REIT bonds. This shift in composition adds duration to the portfolios and makes them more sensitive to interest rate changes. During the fiscal year the funds sold the remaining commercial mortgage-backed securities (CMBS) positions that had been opportunistically purchased during the 2008-09 downturn. The move to liquid securities has provided more efficient collateral for the funds’ credit facilities. The overall effect has been to reduce the average cost of borrowing and diversify among more credit facility providers. The funds pay interest on all their credit facilities at varying spreads over the one-month London Interbank Offering Rate (LIBOR). During the fiscal year, one-month LIBOR was fairly stable, ranging between 0.23% and 0.18%.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	7

Fund Overviews

ASP

For the fiscal year ended August 31, 2013, the fund had a total return of -4.19% based on its net asset value (NAV). The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of -2.69% during the period. Historically a significant portion of the return generated by the fund has been income. This was true for this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans and income generated by them was also very solid. At the end of the fiscal year, one loan was in default.

During the fiscal year, seven whole loans were paid off with an unpaid principal balance of $8.9 million and a net weighted average coupon of 6.53%. One whole loan was purchased for $1,500,000 and a net coupon of 4.13%. As of August 31, 2013 there was one commercial loan in Real Estate Owned (REO) status with unpaid principal balance of $3.18 million. Prepayment penalties in the amount of $90,082 were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Corporate Bonds	34%
Preferred Stocks	26
Commercial Loans	20
U.S. Government Agency Mortgage-Backed Securities	10
Corporate Note	5
Real Estate Owned	3
Short-Term Investment	2
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

8	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2013. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2013, based on the value outstanding.

Single family loans
Current	98.6%
30 Days	1.4
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

Multifamily and commercial loans
Current	100.0%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	9

Fund Overviews

BSP

For the fiscal year ended August 31, 2013, the fund had a total return of -6.15% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of -2.69% during the period. Historically a significant portion of the return generated by the fund has been income. This was true for this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans was held back by delinquent loans. This reduced the income generation of the loan portfolio. We were successful in working out solutions for some of the delinquent loans and continue to work on resolving the remaining issues. We are focused on doing this in a manner that attempts to maximize shareholder value. In some markets commercial real estate is still in the early stages of recovery.

During the fiscal year, six whole loans paid off with a principal balance of $15.0 million and a net weighted average coupon of 6.44%. One whole loan was purchased with a balance of $1,000,000 and a net coupon of 4.88%. As of August 31, 2013 there were three multifamily loans in default, comprising $24.7 million of unpaid principal balance. No prepayment penalties were collected during the period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Commercial Loans	31%
Preferred Stocks	25
Corporate Bonds	19
Multifamily Loans	14
Corporate Notes	5
U.S. Government Agency Mortgage-Backed Securities	4
Short-Term Investment	1
Asset-Backed Security	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

10	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2013. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2013, based on the fair value outstanding.

Single family loans
Current	100.0%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

Multifamily and commercial loans
Current	89.9%
30 Days	0.1
60 Days	0.0
90 Days	0.0
120+ Days	10.0
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	11

Fund Overviews

CSP

For the fiscal year ended August 31, 2013, the fund had a total return of -2.17% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of -2.69% during the period. Historically a significant portion of the return generated by the fund has been income. This was true this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans was held back by delinquent loans. This significantly reduced income generation in the fund. We enjoyed some success working through delinquent loans this fiscal year. We remain very focused on resolving the residual issues, which we believe would raise the income levels of the fund. Commercial real estate markets have been through a tough period the last few years. We are hopeful a stronger economic environment will provide opportunities to resolve the remaining problem loans.

During the fiscal year, seventeen whole loans paid off, were written off, or resolved through REO sale, with an unpaid principal balance of $54.6 million and a net weighted average coupon of 7.20%. Three whole loans were purchased with a principal balance of $5,518,750 and coupon of 4.19%. As of August 31, 2013, there were four multifamily and six commercial loans in default, comprising $49.2 million of unpaid principal balance. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Commercial Loans	31%
Corporate Bonds	28
Preferred Stocks	25
Multifamily Loans	10
U.S. Government Agency Mortgage-Backed Securities	5
Short-Term Investment	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

12	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2013. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2013, based on the fair value outstanding.

Multifamily and commercial loans
Current	71.2%
30 Days	6.6
60 Days	0.0
90 Days	0.0
120+ Days	22.2
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	13

Fund Overviews

SLA

For the fiscal year ended August 31, 2013, the fund had a total return of -0.61% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of -2.69% during the period. Historically a significant portion of the return generated by the fund has been income. This was true this fiscal year as well. Income generated by the commercial mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid; no scheduled payments were missed. Performance of the whole loans was fairly stable, although several delinquent loans existed at the end of the fiscal period. Delinquent loans have the effect of reducing income. Our goal is to resolve these issues, while recognizing the limits presented by the slow commercial real estate recovery and attempting to maximize long-term shareholder value.

During the fiscal year, six whole loans paid off, or were written off, with an unpaid principal balance of $24.7 million and a net weighted average coupon of 6.69%. Two whole loans were purchased with a balance of $8,325,000 and net coupon of 4.41%. As of August 31, 2013, there was one multifamily loan in default with an unpaid principal balance of $5.4 million. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Corporate Bonds	28%
Preferred Stocks	26
Commercial Loans	21
U.S. Government Agency Mortgage-Backed Securities	10
Multifamily Loans	8
Corporate Notes	5
Short-Term Investment	2
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

14	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of August 31, 2013. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of August 31, 2013, based on the fair value outstanding.

Multifamily and commercial loans
Current	93.9%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	6.1
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	15

Fund Overviews

Conclusion

As of this writing, commercial real estate markets generally continue a slow, grinding recovery, although some primary markets have fully recovered. Uneven economic conditions, spotty job growth and a subdued environment for debt capital present big challenges for the commercial real estate sector in many markets where the funds have mortgage loans. We continue to focus on the credit risk in the funds and are hopeful an improving economy will present opportunities to protect and enhance net asset value.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any questions about the funds, please call us at 800.677.3863.

Sincerely,

John Wenker

Managing Director, Head of Real Assets

Nuveen Asset Management, LLC

16	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc.

We have audited the accompanying statements of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (collectively the “funds”), including the schedules of investments, as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at August 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 23, 2013

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	17

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio (ASP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 28.4%
Commercial Loans — 28.2%
Carl’s Jr., Idaho Springs, CO, 4.13%, 5/1/23	4/23/13	$1,488,384	$1,488,384	$1,431,191
Chicago Social Security Building, Chicago, IL, 4.78%, 6/1/22	5/31/12	2,178,526	2,178,526	2,256,692
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17	6/14/07	1,806,545	1,806,545	1,896,873
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12 §	9/9/02	1,171,802	1,171,802	680,628
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17	6/28/07	1,230,389	1,230,389	1,291,908
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17	6/28/07	1,972,586	1,972,586	1,992,311
Palace Court, Santa Fe, NM, 4.88%, 8/1/15	10/2/06	1,858,913	1,858,913	1,039,133
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/18	12/23/05	1,285,899	1,285,899	1,350,194
Stephens Center, Missoula, MT, 6.88%, 9/1/15	4/20/06	1,642,344	1,642,344	1,675,191

			14,635,388	13,614,121

Single Family Loans — 0.2%
American Portfolio, 1 loan, California, 3.00%, 1/1/17	7/18/95	9,295	8,854	9,242
Bank of New Mexico, 1 loan, New Mexico, 3.63%, 2/1/18	5/31/96	16,150	16,150	16,634
Bluebonnet Savings & Loan, 2 loans, Texas, 3.14%, 8/24/15	5/22/92	15,834	15,834	15,902
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 8/1/19	9/9/92	29,536	28,060	30,423
Nomura III, 1 loan, California, 4.00%, 5/1/19	9/29/95	33,025	29,853	33,521

			98,751	105,722

Total Whole Loans			14,734,139	13,719,843

Corporate Note ¥ — 7.3%
Fixed Rate — 7.3%
Stratus Properties V, 7.25%, 3/31/15	6/1/07	3,500,000	3,500,000	3,535,000

Corporate Bonds — 48.5%
Banking ☒ — 3.9%
Bank of America, Series MTN, 5.00%, 5/13/21		795,000	865,919	841,779
Goldman Sachs Group, 6.00%, 6/15/20		925,000	1,046,565	1,037,950

			1,912,484	1,879,729

Real Estate Investment Trusts — 44.6%
BioMed Realty, 4.25%, 7/15/22		470,000	491,813	453,169
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		1,500,000	1,484,716	1,406,321
CommonWealth REIT, 5.88%, 9/15/20 ☒		1,325,000	1,429,227	1,334,503
Developers Diversified Realty, 4.63%, 7/15/22 ☒		1,500,000	1,617,567	1,504,840
Digital Realty, 3.63%, 10/1/22 ☒		1,500,000	1,498,090	1,363,379
Essex Portfolio, 3.63%, 8/15/22		679,000	646,350	641,427
Health Care REIT, 4.95%, 1/15/21		1,350,000	1,473,099	1,417,912
Health Care REIT, 3.75%, 3/15/23		490,000	494,577	461,799
Healthcare Realty, 5.75%, 1/15/21 ☒		1,160,000	1,290,953	1,252,261
Hospitality Properties, 5.00%, 8/15/22 ☒		1,500,000	1,596,620	1,487,257
Host Hotels & Resorts, 5.25%, 3/15/22		495,000	512,598	509,436
Liberty Property, 3.38%, 6/15/23 ☒		1,500,000	1,496,632	1,367,723
National Retail Properties, 3.80%, 10/15/22		1,225,000	1,265,304	1,158,879
Post Apartment Homes, 3.38%, 12/1/22		395,000	394,761	363,126
Realty Income, 4.65%, 8/1/23		265,000	268,973	268,095
Senior Housing Properties, 6.75%, 4/15/20 ☒		1,250,000	1,391,091	1,366,006
Senior Housing Properties, 5.63%, 8/1/42 ☒		525,000	512,400	444,780
SL Green Realty, 4.50%, 12/1/22		485,000	496,098	462,049
Ventas Realty, 4.75%, 6/1/21		1,350,000	1,469,134	1,407,920

The accompanying notes are an integral part of the financial statements.

18	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio (ASP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶
Ventas Realty, 5.45%, 3/15/43	$1,605,650	$1,613,463	$1,371,225
Weingarten Realty Investors, 3.38%, 10/15/22 ☒	1,700,000	1,701,454	1,552,482

		23,144,920	21,594,589

Total Corporate Bonds		25,057,404	23,474,318

U.S. Government Agency Mortgage-Backed Securities — 13.8%
Fixed Rate — 13.8%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 a	113,198	114,432	120,324
9.00%, 7/1/30, #C40149	35,274	35,905	42,255
5.00%, 5/1/39, #G05430 a	447,523	457,914	478,541
Federal National Mortgage Association,
6.00%, 10/1/16, #610761 a	33,978	34,161	35,435
5.00%, 7/1/18, #724954 a	482,493	482,245	513,058
6.50%, 6/1/29, #252497 a	41,187	41,003	45,736
7.50%, 3/1/30, #495694	12,140	12,008	12,374
7.50%, 5/1/30, #535289 a	13,048	12,753	14,906
8.00%, 5/1/30, #538266 a	6,741	6,684	7,075
6.00%, 5/1/31, #535909 a	61,693	61,932	68,180
6.50%, 11/1/31, #613339 a	45,883	46,581	50,162
5.50%, 7/1/33, #720735 a	472,867	468,879	516,814
5.00%, 7/1/39, #935588 a	266,850	272,463	286,926
4.00%, 12/1/40, #AB1959 a	883,841	881,510	913,321
4.00%, 12/1/40, #MA0583 a	416,248	420,651	430,175
4.00%, 1/1/41, #MA0614 a	678,051	671,577	700,857
3.50%, 3/1/41, #AE0981 a	1,201,666	1,239,372	1,202,516
3.50%, 3/1/42, #AB4749 a	1,238,507	1,280,276	1,239,385

Total U.S. Government Agency Mortgage-Backed Securities		6,540,346	6,678,040

Preferred Stocks — 36.2%
Real Estate Investment Trusts — 36.2%
Alexandria Real Estate Equities, Series E ☒	60,403	1,530,438	1,411,014
Boston Properties, Series B	51,950	1,295,400	1,081,209
BRE Properties, Series D ☒	2,400	47,688	60,975
CommonWealth REIT, Series E ☒	58,480	1,508,824	1,350,525
Developers Diversified Realty, Series H ☒	3,193	65,457	79,921
Digital Realty, Series E ☒	48,414	1,231,102	1,142,270
Digital Realty, Series F ☒	6,000	152,580	136,740
Digital Realty, Series G	4,905	110,407	100,553
Duke Realty, Series J ☒	2,100	43,466	50,597
Duke Realty, Series L ☒	8,750	167,300	207,266
Equity Residential Properties, Series K ☒	10,000	557,500	621,250
Health Care REIT, Series J ☒	57,700	1,490,045	1,367,490
Hospitality Properties, Series D ☒	29,652	803,365	733,294
Kimco Realty, Series I	7,728	198,610	174,877
Kimco Realty, Series J ☒	20,000	503,000	412,200
Kimco Realty, Series K	6,519	167,212	137,095
National Retail Properties, Series D ☒	59,996	1,522,323	1,406,906
PS Business Parks, Series R ☒	9,500	234,175	234,745
PS Business Parks, Series S	24,291	606,546	564,499
PS Business Parks, Series T ☒	23,000	578,450	495,880
Public Storage, Series T	3,859	99,948	85,515
Public Storage, Series U	41,000	954,300	888,470
Public Storage, Series V	2,960	75,036	62,219
Public Storage, Series W	11,000	277,750	225,170

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	19

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio (ASP)

DESCRIPTION	SHARES	COST	VALUE ¶
Realty Income, Series E ☒	37,060	$714,246	$925,344
Realty Income, Series F	12,000	320,160	290,040
Regency Centers, Series F ☒	47,900	1,292,250	1,128,955
Regency Centers, Series G	5,000	126,900	107,600
Simon Property Group, Series J ☒	11,000	511,500	716,375
Vornado Realty, Series G ☒	30,000	483,000	727,800
Vornado Realty, Series K ☒	11,867	300,829	250,512
Vornado Realty, Series L	4,000	98,600	82,760
Weingarten Realty Investors, Series F ☒	10,929	260,657	270,835

Total Preferred Stocks		18,294,378	17,530,901

Total Unaffiliated Investments		68,160,953	64,938,102

Real Estate Owned ¥ ● — 3.5%
The Storage Place, Marana, AZ		3,189,940	1,700,000

Short-Term Investment — 3.2%
First American Prime Obligations Fund, Class Z, 0.01% W	1,565,061	1,565,061	1,565,061

Total Investments ▲ — 140.9%		72,915,954	$68,203,163

Other Assets and Liabilities, Net — (40.9)%			(19,796,255)

Total Net Assets — 100.0%			$48,406,908

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2013, the total fair value of these securities was $18,954,843 or 39.2% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2013. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2013.

§	Loan has matured or will mature in the next couple of months and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2013.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On August 31, 2013, securities valued at $28,690,175 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$13,700,000	1.03%	$787

*	Interest rate as of August 31, 2013. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

The accompanying notes are an integral part of the financial statements.

20	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio (ASP)

Description of collateral:

Corporate Bonds

Bank of America, Series MTN, 5.00%, 5/13/21, $795,000 par

Goldman Sachs Group, 6.00%, 6/15/20, $925,000 par

Brandywine Operating Partnership, 3.95%, 2/15/23, $1,500,000 par

CommonWealth REIT, 5.88%, 9/15/20, $1,325,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $1,500,000 par

Digital Realty, 3.63%, 10/1/22, $1,500,000 par

Healthcare Realty, 5.75%, 1/15/21, $1,160,000 par

Hospitality Properties, 5.00%, 8/15/22, $1,500,000 par

Liberty Property, 3.38%, 6/15/23, $1,500,000 par

Senior Housing Properties, 6.75%, 4/15/20, $1,250,000 par

Senior Housing Properties, 5.63%, 8/1/42, $21,000 par

Weingarten Realty Investors, 3.38%, 10/15/22, $1,700,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 60,403 shares

BRE Properties, Series D, 2,400 shares

CommonWealth REIT, Series E, 58,480 shares

Developers Diversified Realty, Series H, 3,193 shares

Digital Realty, Series E, 48,414 shares

Digital Realty, Series F, 6,000 shares

Duke Realty, Series J, 2,100 shares

Duke Realty, Series L, 8,750 shares

Equity Residential Properties, Series K, 10,000 shares

Health Care REIT, Series J, 57,700 shares

Hospitality Properties, Series D, 29,652 shares

Kimco Realty, Series J, 20,000 shares

National Retail Properties, Series D, 59,996 shares

PS Business Parks, Series R, 9,500 shares

PS Business Parks, Series T, 23,000 shares

Realty Income, Series E, 37,060 shares

Regency Centers, Series F, 47,900 shares

Simon Property Group, Series J, 11,000 shares

Vornado Realty, Series G, 30,000 shares

Vornado Realty, Series K, 11,867 shares

Weingarten Realty Investors, Series F, 10,929 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2013, securities valued at $6,623,411 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$6,331,000	8/9/13	0.36%	9/9/13	$1,456	(1)

*	Interest rate as of August 31, 2013. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $113,198 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $447,523 par

Federal National Mortgage Association, 6.00%, 10/1/16, $33,978 par

Federal National Mortgage Association, 5.00%, 7/1/18, $482,493 par

Federal National Mortgage Association, 6.50%, 6/1/29, $41,187 par

Federal National Mortgage Association, 7.50%, 5/1/30, $13,048 par

Federal National Mortgage Association, 8.00%, 5/1/30, $6,741 par

Federal National Mortgage Association, 6.00%, 5/1/31, $61,693 par

Federal National Mortgage Association, 6.50%, 11/1/31, $45,883 par

Federal National Mortgage Association, 5.50%, 7/1/33, $472,867 par

Federal National Mortgage Association, 5.00%, 7/1/39, $266,850 par

Federal National Mortgage Association, 4.00%, 12/1/40, $883,841 par

Federal National Mortgage Association, 4.00%, 12/1/40, $416,248 par

Federal National Mortgage Association, 4.00%, 1/1/41, $678,051 par

Federal National Mortgage Association, 3.50%, 3/1/41, $1,201,666 par

Federal National Mortgage Association, 3.50%, 3/1/42, $1,238,507 par

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	21

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio (ASP)

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

●	Real Estate Owned. See note 2 in the Notes to Financial Statements.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2013. See note 2 in Notes to Financial Statements.

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $72,922,539. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,407,280
Gross unrealized depreciation	(6,126,656)

Net unrealized depreciation	$(4,719,376)

REIT–Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

22	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 64.2%
Commercial Loans — 44.1%
5555 East Van Buren I, Phoenix, AZ, 4.93%, 10/1/14	6/23/04	$6,035,296	$6,035,296	$4,069,135
5555 East Van Buren II, Phoenix, AZ, 4.88%, 10/1/14	8/18/06	1,255,552	1,255,552	712,630
American Mini-Storage, Memphis, TN, 6.80%, 12/1/11 §	11/5/07	2,962,479	2,962,479	2,800,715
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17	3/31/97	1,013,697	1,013,697	1,064,382
Hickman Road, Clive, IA, 4.93%, 4/1/16	12/3/07	5,418,699	5,418,699	5,527,073
Office City Plaza, Houston, TX, 3.90%, 3/1/17	2/10/12	3,900,000	3,900,000	3,900,000
Oyster Point Office Park, Newport News, VA, 4.18%, 5/1/16	1/4/06	11,831,854	11,831,854	11,831,854
Oyster Point Office Park II, Newport News, VA, 4.88%, 5/1/16	4/30/13	1,000,000	1,000,000	899,709
PennMont Office Plaza, Albuquerque, NM, 5.88%, 4/1/14	3/30/06	1,406,043	1,406,043	1,406,043
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17	12/13/06	1,683,226	1,683,226	1,767,388
Robberson Auto Dealerships, Bend and Prineville, OR, 6.40%, 4/1/17	3/30/07	6,521,144	6,521,144	6,651,567
Signal Butte, Mesa, AZ, 4.93%, 7/1/17	6/20/07	15,000,000	15,002,903	10,058,130
Station Square, Pompano Beach, FL, 6.33%, 2/1/14	1/19/07	11,807,036	11,807,036	11,807,036
Waste Connections Warehouse, Englewood, CO, 6.58%, 3/1/14	2/15/07	1,201,942	1,201,942	1,213,962

			71,039,871	63,709,624

Multifamily Loans — 20.0%
Carolina Square Apartments, Tallahassee, FL, 5.43%, 8/1/12 § ¿	7/20/07	7,875,000	7,875,000	4,402,125
Meadows Point, College Station, TX, 7.93%, 5/1/16	1/24/08	5,400,000	5,400,000	5,202,360
Sapphire Skies I, Cle Elum, WA, 1.93%, 7/1/15	12/23/05	8,675,784	8,717,492	7,121,352
Sapphire Skies II, Cle Elum, WA, 7.90%, 7/1/15 S	3/20/09	3,200,000	3,200,000	32,000
Sapphire Skies III, Cle Elum, WA, 4.93%, 7/1/15 ¿	7/13/10	8,000,000	8,000,000	80,000
Sapphire Skies IV, Cle Elum, WA, 3.88%, 7/1/15	7/26/12	8,000,000	8,005,980	6,566,648
Sussex Club Apartments I, Athens, GA, 6.33%, 5/1/10 § ¿	4/17/07	8,800,000	8,800,000	4,919,200
Sussex Club Apartments II, Athens, GA, 6.88%, 5/1/10 § S	4/17/07	2,298,600	2,298,600	633,519

			52,297,072	28,957,204

Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 11.34%, 11/12/16	12/18/92	30,233	30,481	31,140
PHH U.S. Mortgage, 2 loans, California & Delaware, 6.59%, 4/18/20	12/30/92	105,362	105,362	108,522

			135,843	139,662

Total Whole Loans			123,472,786	92,806,490

Corporate Notes ¥ — 7.8%
Fixed Rate — 7.8%
Stratus Properties II, 7.25%, 12/31/15	6/14/01	3,000,000	3,000,000	3,060,000
Stratus Properties III, 7.25%, 12/31/16	12/12/06	8,000,000	8,000,000	8,240,000

Total Corporate Notes			11,000,000	11,300,000

Corporate Bonds — 27.9%
Real Estate Investment Trusts — 27.9%
Alexandria Real Estate Equities, 4.60%, 4/1/22 ☒		1,750,000	1,870,184	1,750,051
BioMed Realty, 4.25%, 7/15/22 ☒		1,395,000	1,465,942	1,345,045
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		2,000,000	1,987,672	1,875,094
Developers Diversified Realty, 4.63%, 7/15/22 ☒		1,980,000	2,146,548	1,986,389
Digital Realty, 5.25%, 3/15/21 ☒		2,000,000	2,222,554	2,062,752
Digital Realty, 3.63%, 10/1/22 ☒		800,000	793,646	727,135
Duke Realty, 4.38%, 6/15/22 ☒		1,410,000	1,500,711	1,376,229
Duke Realty, 3.88%, 10/15/22 ☒		2,500,000	2,561,011	2,343,318
Health Care REIT, 3.75%, 3/15/23 ☒		2,000,000	1,993,060	1,884,892
Highwoods Realty, 3.63%, 1/15/23 ☒		2,000,000	2,017,612	1,843,010

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	23

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio II (BSP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶
Kilroy Realty, 3.80%, 1/15/23 ☒	$3,050,000	$3,072,757	$2,822,223
Liberty Property, 4.13%, 6/15/22 ☒	1,500,000	1,579,121	1,470,999
National Retail Properties, 3.80%, 10/15/22 ☒	1,450,000	1,474,013	1,371,735
Post Apartment Homes, 3.38%, 12/1/22 ☒	695,000	694,579	638,918
ProLogis, 6.88%, 3/15/20 ☒	2,000,000	2,388,955	2,342,600
Senior Housing Properties, 6.75%, 12/15/21 ☒	1,500,000	1,698,147	1,634,106
Senior Housing Properties, 5.63%, 8/1/42 ☒	2,275,000	2,205,600	1,927,380
Ventas Realty, 5.45%, 3/15/43	4,248,100	4,269,946	3,627,877
Vornado Realty, 5.00%, 1/15/22 ☒	3,500,000	3,862,185	3,658,074
Washington REIT, 3.95%, 10/15/22 ☒	3,850,000	3,961,128	3,629,880

Total Corporate Bonds		43,765,371	40,317,707

U.S. Government Agency Mortgage-Backed Securities a — 5.9%
Fixed Rate — 5.9%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	603,722	610,299	641,726
9.00%, 7/1/30, #C40149	58,790	59,709	70,426
5.00%, 5/1/39, #G05430	952,421	974,534	1,018,434
3.50%, 6/1/42, #C09000	1,839,459	1,930,525	1,835,431
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	35,389	35,442	36,908
5.50%, 6/1/17, #648508	47,765	47,842	50,414
5.00%, 9/1/17, #254486	74,857	74,924	79,775
5.00%, 11/1/17, #657356	99,103	99,283	105,610
6.50%, 6/1/29, #252497	274,581	273,355	304,908
7.50%, 5/1/30, #535289	46,972	45,911	53,663
8.00%, 5/1/30, #538266	24,266	24,060	25,470
8.00%, 6/1/30, #253347	67,320	66,747	80,464
5.00%, 11/1/33, #725027	2,361,592	2,406,567	2,545,257
5.00%, 7/1/39, #935588	1,601,098	1,630,877	1,721,556

Total U.S. Government Agency Mortgage-Backed Securities		8,280,075	8,570,042

Asset-Backed Security ¢ — 0.6%
Other — 0.6%
321 Henderson Receivables I LLC, Series 2007-3A, Class A, 6.15%, 10/15/48	837,399	927,319	866,050

Preferred Stocks — 36.3%
Real Estate Investment Trusts — 36.3%
Alexandria Real Estate Equities, Series E ☒	181,042	4,712,859	4,229,141
Boston Properties, Series B ☒	128,598	3,180,505	2,676,446
BRE Properties, Series D ☒	7,450	148,032	189,277
CommonWealth REIT, Series E ☒	161,500	4,172,200	3,729,649
Developers Diversified Realty, Series H ☒	1,747	31,009	43,727
Digital Realty, Series F ☒	155,754	4,029,076	3,549,634
Digital Realty, Series G ☒	30,624	730,783	627,792
Duke Realty, Series J ☒	38,000	893,000	915,564
Duke Realty, Series L ☒	74,260	1,529,361	1,759,034
Equity Residential Properties, Series K ☒	30,000	1,680,000	1,863,750
Health Care REIT, Series J ☒	176,000	4,399,968	4,171,200
Hospitality Properties, Series D ☒	61,211	1,639,301	1,513,748
Kimco Realty, Series I ☒	37,000	916,250	837,273
Kimco Realty, Series J ☒	105,000	2,582,250	2,164,050
Kimco Realty, Series K ☒	26,148	670,696	549,892
National Retail Properties, Series D ☒	177,437	4,443,124	4,160,898
PS Business Parks, Series S ☒	48,000	1,286,400	1,115,472

The accompanying notes are an integral part of the financial statements.

24	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

DESCRIPTION	SHARES	COST	VALUE ¶
PS Business Parks, Series T ☒	123,501	$3,074,190	$2,662,681
PS Business Parks, Series U	3,000	62,700	62,640
PS Business Parks, Series V	18,600	406,590	387,996
Public Storage, Series R ☒	10,000	272,500	244,375
Public Storage, Series T ☒	21,719	568,822	481,293
Public Storage, Series U ☒	113,255	2,678,467	2,454,236
Public Storage, Series V ☒	18,752	475,363	394,167
Public Storage, Series W	6,985	176,371	142,983
Public Storage, Series X	12,000	279,600	246,480
Realty Income, Series E ☒	37,600	812,160	938,827
Realty Income, Series F ☒	39,000	1,052,550	942,630
Regency Centers, Series F ☒	152,936	3,977,775	3,604,549
Regency Centers, Series G ☒	27,908	690,049	600,580
Vornado Realty, Series K ☒	183,204	4,536,221	3,867,436
Weingarten Realty Investors, Series F ☒	58,200	1,438,323	1,442,272

Total Preferred Stocks		57,546,495	52,569,692

Total Unaffiliated Investments		244,992,046	206,429,981

Short-Term Investment — 1.8%
First American Prime Obligation Fund, Class Z, 0.01% W	2,556,649	2,556,649	2,556,649

Total Investments ▲ — 144.5%		$247,548,695	$208,986,630

Other Assets and Liabilities, Net — (44.5)%			(64,317,723)

Total Net Assets — 100.0%			$144,668,907

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2013, the total fair value of these securities was $104,106,490 or 72.0% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2013. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of August 31, 2013. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2013.

§	Loan has matured or will mature in the next couple of months and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On August 31, 2013, securities valued at $88,419,423 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$57,000,000	1.03%	$3,275

*	Interest rate as of August 31, 2013. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	25

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio II (BSP)

Description of collateral:

Corporate Bonds

Alexandria Real Estate Equities, 4.60%, 4/1/22, $1,750,000 par

BioMed Realty, 4.25%, 7/15/22, $1,395,000 par

Brandywine Operating Partnership, 3.95%, 2/15/23, $2,000,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $1,980,000 par

Digital Realty, 5.25%, 3/15/21, $2,000,000 par

Digital Realty, 3.63%, 10/1/22, $800,000 par

Duke Realty, 4.38%, 6/15/22, $1,410,000 par

Duke Realty, 3.88%, 10/15/22, $2,500,000 par

Health Care REIT, 3.75%, 3/15/23, $2,000,000 par

Highwoods Realty, 3.63%, 1/15/23, $2,000,000 par

Kilroy Realty, 3.80%, 1/15/23, $3,050,000 par

Liberty Property, 4.13%, 6/15/22, $1,500,000 par

National Retail Properties, 3.80%, 10/15/22, $1,450,000 par

Post Apartment Homes, 3.38%, 12/1/22, $695,000 par

ProLogis, 6.88%, 3/15/20, $2,000,000 par

Senior Housing Properties, 6.75%, 12/15/21, $1,500,000 par

Senior Housing Properties, 5.63%, 8/1/42, $91,000 par

Vornado Realty, 5.00%, 1/15/22, $3,500,000 par

Washington REIT, 3.95%, 10/15/22, $3,850,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 181,042 shares

Boston Properties, Series B, 128,598 shares

BRE Properties, Series D, 7,450 shares

CommonWealth REIT, Series E, 161,500 shares

Developers Diversified Realty, Series H, 1,747 shares

Digital Realty, Series F, 155,754 shares

Digital Realty, Series G, 30,624 shares

Duke Realty, Series J, 38,000 shares

Duke Realty, Series L, 74,260 shares

Equity Residential Properties, Series K, 30,000 shares

Health Care REIT, Series J, 176,000 shares

Hospitality Properties, Series D, 61,211 shares

Kimco Realty, Series I, 37,000 shares

Kimco Realty, Series J, 105,000 shares

Kimco Realty, Series K, 26,148 shares

National Retail Properties, Series D, 177,437 shares

PS Business Parks, Series S, 48,000 shares

PS Business Parks, Series T, 123,501 shares

Public Storage, Series R, 10,000 shares

Public Storage, Series T, 21,719 shares

Public Storage, Series U, 113,255 shares

Public Storage, Series V, 18,752 shares

Realty Income, Series E, 37,600 shares

Realty Income, Series F, 39,000 shares

Regency Centers, Series F, 152,936 shares

Regency Centers, Series G, 27,908 shares

Vornado Realty, Series K, 183,204 shares

Weingarten Realty Investors, Series F, 58,200 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2013, securities valued at $8,570,042 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$8,174,000	8/9/13	0.36%	9/9/13	$1,880	(1)

*	Interest rate as of August 31, 2013. Rate is based on one-month LIBOR plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

26	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $603,722 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $58,790 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $952,421 par

Federal Home Loan Mortgage Corporation, 3.50%, 6/1/42, $1,839,459 par

Federal National Mortgage Association, 6.00%, 10/1/16, $35,389 par

Federal National Mortgage Association, 5.50%, 6/1/17, $47,765 par

Federal National Mortgage Association, 5.00%, 9/1/17, $74,857 par

Federal National Mortgage Association, 5.00%, 11/1/17, $99,103 par

Federal National Mortgage Association, 6.50%, 6/1/29, $274,581 par

Federal National Mortgage Association, 7.50%, 5/1/30, $46,972 par

Federal National Mortgage Association, 8.00%, 5/1/30, $24,266 par

Federal National Mortgage Association, 8.00%, 6/1/30, $67,320 par

Federal National Mortgage Association, 5.00%, 11/1/33, $2,361,592 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,601,098 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On August 31, 2013, the total fair value of these investments was $866,050 or 0.6% of total net assets.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2013. See note 2 in Notes to Financial Statements.

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $247,623,067. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,620,737
Gross unrealized depreciation	(40,257,175)

Net unrealized depreciation	$(38,636,437)

REIT–Real Estate Investment Trust

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	27

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 58.3%
Commercial Loans — 43.8%
150 North Pantano I, Tucson, AZ, 5.90%, 8/1/14 ¿	1/4/05	$3,525,000	$3,526,138	$1,970,475
150 North Pantano II, Tucson, AZ, 14.88%, 8/1/14 ¿	1/4/05	440,000	440,259	153,357
2165 Shermer Road, Northbrook, IL, 4.13%, 9/1/28	8/13/13	2,425,000	2,425,000	2,308,564
8324 East Hartford Drive I, Scottsdale, AZ, 5.90%, 5/1/20	4/8/04	3,220,015	3,369,044	3,220,015
Allegiance Health, Jackson, MI, 5.88%, 1/1/21	12/28/10	8,233,800	8,233,800	8,645,490
Alliant University, Fresno, CA, 5.40%, 4/1/15	7/12/06	2,648,878	2,648,878	2,648,878
Alliant University II, Fresno, CA, 5.38%, 4/1/15	3/19/13	720,663	720,663	720,663
Biltmore Lakes Corporate Center, Phoenix, AZ, 4.88%, 9/1/14	8/2/04	1,699,365	1,699,365	949,945
Cresthaven Medical, Memphis, TN, 3.88%, 6/1/18	5/6/13	2,343,750	2,343,750	2,253,556
Jilly’s American Grill, Scottsdale, AZ, 6.38%, 3/1/17	8/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 3.43%, 8/1/14 ¿ r	7/26/06	11,135,604	11,136,400	6,224,802
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/14 ¿	7/26/06	1,389,396	1,389,396	530,087
NCH Commercial Pool II, Rocky Point, Mexico, 11.93%, 8/1/14 ¿	12/4/07	14,000,000	14,213,712	7,826,000
Noah’s Ark Self Storage, San Antonio, TX, 6.48%, 9/1/11 §	8/24/07	2,350,000	2,350,000	2,350,000
North Austin Business Center, Austin, TX, 5.65%, 11/1/18	10/29/04	3,378,915	3,378,915	3,547,861
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17	3/26/07	4,534,578	4,534,578	4,670,615
RealtiCorp Fund III, Orlando/Crystal River, FL, 5.93%, 7/1/14	2/28/06	3,972,755	3,972,755	3,972,755
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 ¿ §	3/25/08	4,044,683	4,044,683	3,280,133
Spa Atlantis, Pompano Beach, FL, 7.93%, 8/1/14	9/30/05	11,000,000	11,000,000	10,612,195
Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15	8/25/04	3,204,207	3,204,207	3,204,207

			86,441,543	70,899,598

Multifamily Loans — 14.5%
Chateau Club Apartments I, Athens, GA, 6.43%, 12/1/12 ¿ §	12/20/07	6,000,000	6,000,000	3,584,490
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/12 § S	12/20/07	2,991,624	2,991,624	1,494,017
El Dorado Apartments I, Tucson, AZ, 5.65%, 9/1/17	8/26/04	2,420,444	2,422,853	2,420,444
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/17	8/26/04	400,679	400,679	346,683
Good Haven Apartments, Dallas, TX, 4.88%, 8/1/17	8/24/04	2,350,000	2,350,000	2,350,000
Montevista Apartments, Fort Worth, TX, 7.43%, 3/1/17	8/30/07	7,308,000	7,308,000	6,662,192
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 8/1/14 ¿	10/17/06	4,933,450	4,943,515	517,410
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 ¿ §	1/17/07	3,328,000	3,328,000	2,909,870
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 ¿ §	1/17/07	416,000	416,000	200,968
RiverPark Land Lot III, Oxnard, CA, 4.90%, 10/1/12 §	10/9/07	3,650,000	3,650,000	3,050,075

			33,810,671	23,536,149

Total Whole Loans			120,252,214	94,435,747

Private Mortgage-Backed Security ¥ Ä — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	25,226	18,933	—

Corporate Bonds — 40.5%
Banking ☒ — 0.8%
Bank of America, Series MTN, 5.00%, 5/13/21		1,295,000	1,408,164	1,371,200

Consumer Cyclical ☒ — 0.6%
American Water Capital, 4.30%, 12/1/42		1,000,000	1,017,403	909,387

Real Estate Investment Trusts — 39.1%
American Campus Communities Operating Partnership, 3.75%, 4/15/23		3,100,000	2,976,821	2,908,724
BioMed Realty, 4.25%, 7/15/22 ☒		1,755,000	1,844,249	1,692,154
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		2,000,000	1,987,672	1,875,094
BRE Properties, 3.38%, 1/15/23 ☒		2,425,000	2,389,665	2,230,753
Corporate Office Properties, 3.60%, 5/15/23		2,000,000	1,913,345	1,830,282

The accompanying notes are an integral part of the financial statements.

28	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶
Developers Diversified Realty, 4.63%, 7/15/22 ☒	$3,200,000	$3,499,119	$3,210,326
Digital Realty, 5.88%, 2/1/20 ☒	2,536,000	2,768,284	2,742,844
Digital Realty, 5.25%, 3/15/21 ☒	3,000,000	3,351,585	3,094,128
Duke Realty, 6.75%, 3/15/20	2,000,000	2,413,279	2,282,502
Duke Realty, 4.38%, 6/15/22 ☒	4,150,000	4,420,304	4,050,603
Equity One, 3.75%, 11/15/22 ☒	5,555,000	5,548,672	5,184,465
Essex Portfolio, 3.63%, 8/15/22 ☒	4,600,000	4,605,603	4,345,454
Health Care REIT, 3.75%, 3/15/23	1,175,000	1,185,975	1,107,374
Hospitality Properties, 5.00%, 8/15/22 ☒	4,690,000	4,815,925	4,650,159
Hospitality Properties, 4.50%, 6/15/23 ☒	2,000,000	1,999,980	1,905,502
Host Hotels & Resorts, 3.75%, 10/15/23	3,000,000	2,943,052	2,745,525
Kilroy Realty, 3.80%, 1/15/23	2,000,000	1,989,015	1,850,638
Mack-Cali Realty, 7.75%, 8/15/19 ☒	1,775,000	2,127,546	2,126,338
National Retail Properties, 3.30%, 4/15/23 ☒	2,900,000	2,806,049	2,620,408
Post Apartment Homes, 3.38%, 12/1/22	595,000	594,640	546,987
Senior Housing Properties, 5.63%, 8/1/42 ☒	2,250,000	2,191,000	1,906,200
Ventas Realty, 5.45%, 3/15/43	4,970,225	4,998,520	4,244,572
Vornado Realty, 5.00%, 1/15/22 ☒	1,735,000	1,811,020	1,813,360
Washington REIT, 3.95%, 10/15/22 ☒	2,510,000	2,602,388	2,366,493

		67,783,708	63,330,885

Total Corporate Bonds		70,209,275	65,611,472

U.S. Government Agency Mortgage-Backed Securities a — 7.0%
Fixed Rate — 7.0%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	603,722	610,299	641,726
9.00%, 7/1/30, #C40149	82,306	83,779	98,596
5.00%, 5/1/39, #G05430	1,308,145	1,338,517	1,398,813
3.50%, 6/1/42, #C09000	433,039	458,220	432,091
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	35,389	35,442	36,907
5.50%, 2/1/17, #623874	53,220	53,181	56,142
5.50%, 6/1/17, #648508	47,765	47,842	50,414
5.00%, 9/1/17, #254486	74,857	74,924	79,775
5.00%, 11/1/17, #657356	99,103	99,284	105,610
6.50%, 6/1/29, #252497	192,207	191,349	213,436
7.50%, 5/1/30, #535289	46,972	45,911	53,663
8.00%, 5/1/30, #538266	24,266	24,060	25,470
8.00%, 6/1/30, #253347	60,588	60,072	72,418
5.00%, 12/1/35, #995317	2,087,759	2,143,850	2,247,392
5.00%, 7/1/39, #935512	1,069,247	1,088,102	1,149,424
5.00%, 7/1/39, #AA9716	4,316,777	4,422,616	4,645,075

Total U.S. Government Agency Mortgage-Backed Securities		10,777,448	11,306,952

Preferred Stocks — 36.4%
Real Estate Investment Trusts — 36.4%
Alexandria Real Estate Equities, Series E ☒	197,880	5,029,033	4,622,477
Boston Properties, Series B	202,480	5,076,951	4,214,115
BRE Properties, Series D ☒	5,250	104,318	133,383
CommonWealth REIT, Series E ☒	71,548	1,791,008	1,652,315
Digital Realty, Series E ☒	20,171	514,524	475,911
Digital Realty, Series F ☒	164,026	4,108,851	3,738,153
Digital Realty, Series G	26,367	599,121	540,523
Duke Realty, Series J ☒	56,556	1,203,278	1,362,649
Duke Realty, Series L ☒	13,000	325,650	307,937

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	29

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	VALUE ¶
Health Care REIT, Series J ☒	192,600	$5,093,349	$4,564,620
Hospitality Properties, Series D ☒	163,212	4,127,357	4,036,233
Kimco Realty, Series I	49,364	1,186,871	1,117,058
Kimco Realty, Series J ☒	126,891	3,184,070	2,615,223
Kimco Realty, Series K	42,333	1,070,441	890,263
National Retail Properties, Series D ☒	195,623	4,883,237	4,587,359
PS Business Parks, Series R	37,373	1,004,213	923,487
PS Business Parks, Series S ☒	27,800	724,910	646,044
PS Business Parks, Series T ☒	123,291	3,075,856	2,658,154
PS Business Parks, Series U	21,300	532,500	444,744
Public Storage, Series P	11,300	299,450	280,805
Public Storage, Series Q	24,892	615,870	614,086
Public Storage, Series R	4,000	100,600	97,750
Public Storage, Series S	62,000	1,521,190	1,416,316
Public Storage, Series T ☒	63,578	1,670,070	1,408,888
Public Storage, Series U	20,894	441,908	452,773
Public Storage, Series X	20,200	507,660	414,908
Realty Income, Series E ☒	36,520	824,632	911,861
Realty Income, Series F ☒	153,162	4,062,388	3,701,926
Regency Centers, Series F ☒	191,817	4,987,634	4,520,935
Vornado Realty, Series K ☒	125,000	3,213,750	2,638,750
Vornado Realty, Series L	75,000	1,792,750	1,551,750
Weingarten Realty Investors, Series F ☒	56,143	1,279,574	1,391,296

Total Preferred Stocks		64,953,014	58,932,692

Total Unaffiliated Investments		266,210,884	230,286,863

Short-Term Investment — 1.4%
First American Prime Obligations Fund, Class Z, 0.01% W	2,206,741	2,206,741	2,206,741

Total Investments ▲ — 143.6%		$268,417,625	$232,493,604

Other Assets and Liabilities, Net — (43.6)%			(70,631,069)

Total Net Assets — 100.0%			$161,862,535

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2013, the total fair value of these securities was $94,435,747 or 58.3% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2013. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2013.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2013.

§	Loan has matured or will mature in the next couple of months and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

Ä	Non-Income Producing Security – that is not considered to be in default of its original terms.

The accompanying notes are an integral part of the financial statements.

30	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. See note 2 in Notes to Financial Statements. On August 31, 2013, securities valued at $94,068,982 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$60,800,000	1.03%	$3,494

*	Interest rate as of August 31, 2013. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

Description of collateral:

Corporate Bonds

Bank of America, Series MTN, 5.00%, 5/13/21, $1,295,000 par

American Water Capital, 4.30%, 12/1/42, $1,000,000 par

BioMed Realty, 4.25%, 7/15/22, $1,755,000 par

Brandywine Operating Partnership, 3.95%, 2/15/23, $2,000,000 par

BRE Properties, 3.38%, 1/15/23, $2,425,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $3,200,000 par

Digital Realty, 5.88%, 2/1/20, $2,536,000 par

Digital Realty, 5.25%, 3/15/21, $3,000,000 par

Duke Realty, 4.38%, 6/15/22, $4,150,000 par

Equity One, 3.75%, 11/15/22, $5,555,000 par

Essex Portfolio, 3.63%, 8/15/22, $4,600,000 par

Hospitality Properties, 5.00%, 8/15/22, $4,690,000 par

Hospitality Properties, 4.50%, 6/15/23, $2,000,000 par

Mack-Cali Realty, 7.75%, 8/15/19, $1,775,000 par

National Retail Properties, 3.30%, 4/15/23, $2,900,000 par

Senior Housing Properties, 5.63%, 8/1/42, $90,000 par

Vornado Realty, 5.00%, 1/15/22, $1,735,000 par

Washington REIT, 3.95%, 10/15/22, $2,510,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 197,880 shares

BRE Properties, Series D, 5,250 shares

CommonWealth REIT, Series E, 71,548 shares

Digital Realty, Series E, 20,171 shares

Digital Realty, Series F, 164,026 shares

Duke Realty, Series J, 56,556 shares

Duke Realty, Series L, 13,000 shares

Health Care REIT, Series J, 192,600 shares

Hospitality Properties, Series D, 163,212 shares

Kimco Realty, Series J, 126,891 shares

National Retail Properties, Series D, 195,623 shares

PS Business Parks, Series S, 27,800 shares

PS Business Parks, Series T, 123,291 shares

Public Storage, Series T, 63,578 shares

Realty Income, Series E, 36,520 shares

Realty Income, Series F, 153,162 shares

Regency Centers, Series F, 191,817 shares

Vornado Realty, Series K, 125,000 shares

Weingarten Realty Investors, Series F, 56,143 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2013, securities valued at $11,306,952 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$10,783,000	8/9/13	0.36%	9/9/13	$2,479	(1)

*	Interest rate as of August 31, 2013. Rate is based on one-month LIBOR plus a spread and reset monthly

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	31

Schedule of Investments	August 31, 2013

American Strategic Income Portfolio III (CSP)

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $603,722 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $82,306 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $1,308,145 par

Federal Home Loan Mortgage Corporation, 3.50%, 6/1/42, $433,039 par

Federal National Mortgage Association, 6.00%, 10/1/16, $35,389 par

Federal National Mortgage Association, 5.50%, 2/1/17, $53,220 par

Federal National Mortgage Association, 5.50%, 6/1/17, $47,765 par

Federal National Mortgage Association, 5.00%, 9/1/17, $74,857 par

Federal National Mortgage Association, 5.00%, 11/1/17, $99,103 par

Federal National Mortgage Association, 6.50%, 6/1/29, $192,207 par

Federal National Mortgage Association, 7.50%, 5/1/30, $46,972 par

Federal National Mortgage Association, 8.00%, 5/1/30, $24,266 par

Federal National Mortgage Association, 8.00%, 6/1/30, $60,588 par

Federal National Mortgage Association, 5.00%, 12/1/35, $2,087,759 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,069,247 par

Federal National Mortgage Association, 5.00%, 7/1/39, $4,316,777 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2013. See note 2 in Notes to Financial Statements.

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $268,443,593. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,646,930
Gross unrealized depreciation	(37,596,919)

Net unrealized depreciation	$(35,949,989)

REIT–Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

32	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Select Portfolio (SLA)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 41.2%
Commercial Loans — 29.6%
Clear Lake Central I, Webster, TX, 4.93%, 9/1/14	7/27/06	$6,895,716	$6,895,716	$6,895,716
George Gee Hummer, Liberty Lake, WA, 6.38%, 7/1/18	6/30/05	2,122,546	2,122,546	1,990,625
George Gee Pontiac I, Liberty Lake, WA, 6.40%, 7/1/18	6/30/05	4,669,601	4,669,601	4,383,817
George Gee Pontiac II, Liberty Lake, WA, 6.38%, 7/1/18	9/14/06	749,134	749,134	702,503
George Gee Porsche, Liberty Lake, WA, 6.38%, 7/1/18	9/14/06	2,497,113	2,497,113	2,341,675
Hacienda Colorado Restaurant, Englewood, CO, 4.38%, 7/1/23	6/5/13	2,121,423	2,121,423	2,048,336
Jamestown Medical Office Building, Jamestown, ND, 4.43%, 5/1/23	4/5/13	6,167,792	6,167,792	6,003,063
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17	5/23/07	2,148,922	2,148,922	2,170,412
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 2.93%, 1/1/14	10/12/07	7,068,560	7,068,560	3,951,325
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17	6/28/07	4,661,041	4,661,041	4,894,093

			39,101,848	35,381,565

Multifamily Loans — 11.6%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15	8/11/03	3,890,839	3,890,839	3,968,656
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	68,850	68,850	70,226
Highland House Apartments, Dallas, TX, 6.55%, 10/1/13 §	9/10/07	2,616,809	2,616,809	2,616,809
Keystone Crossings, Springdale, AZ, 8.15%, 7/5/16	6/27/07	4,875,000	4,875,000	4,180,868
NCH Multifamily Pool II, Rocky Point, Mexico, 11.93%, 8/1/14 ¿	10/1/07	5,400,000	5,607,606	3,018,600

			17,059,104	13,855,159

Total Whole Loans			56,160,952	49,236,724

Corporate Notes ¥ — 7.2%
Fixed Rate — 7.2%
Stratus Properties I, 7.25%, 3/31/15	12/28/00	5,000,000	5,000,000	5,050,000
Stratus Properties VII, 7.25%, 12/31/15	6/1/07	3,500,000	3,500,000	3,570,000

Total Corporate Notes			8,500,000	8,620,000

Corporate Bonds — 39.6%
Banking ☒ — 1.3%
Morgan Stanley, 5.50%, 7/28/21		1,400,000	1,418,022	1,521,275

Real Estate Investment Trusts — 38.3%
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		2,780,000	2,745,245	2,606,381
CommonWealth REIT, 5.88%, 9/15/20 ☒		1,375,000	1,483,160	1,384,861
Developers Diversified Realty, 4.63%, 7/15/22 ☒		3,600,000	3,882,160	3,611,617
Digital Realty, 5.88%, 2/1/20 ☒		1,000,000	1,091,595	1,081,563
Duke Realty, 6.75%, 3/15/20 ☒		1,600,000	1,930,623	1,826,002
Equity One, 3.75%, 11/15/22 ☒		2,203,000	2,181,012	2,056,053
HCP, 3.15%, 8/1/22		2,000,000	1,981,674	1,827,208
Health Care REIT, 4.95%, 1/15/21		750,000	818,388	787,729
Health Care REIT, 5.25%, 1/15/22 ☒		1,750,000	1,965,480	1,859,426
Health Care REIT, 3.75%, 3/15/23		885,000	893,266	834,065
Healthcare Realty, 5.75%, 1/15/21 ☒		2,690,000	3,000,227	2,903,949
Highwoods Realty, 3.63%, 1/15/23		750,000	733,853	691,129
Hospitality Properties, 5.00%, 8/15/22 ☒		1,950,000	1,965,845	1,933,435
Host Hotels & Resorts, 3.75%, 10/15/23		197,000	181,074	180,289
Kilroy Realty, 3.80%, 1/15/23 ☒		1,000,000	1,006,793	925,319
Liberty Property, 3.38%, 6/15/23 ☒		2,500,000	2,484,574	2,279,537
Mack-Cali Realty, 7.75%, 8/15/19		725,000	868,998	868,504
National Retail Properties, 3.80%, 10/15/22 ☒		1,425,000	1,480,544	1,348,084
Post Apartment Homes, 3.38%, 12/1/22		1,515,000	1,514,083	1,392,749
Realty Income, 4.65%, 8/1/23		1,430,000	1,447,760	1,446,702

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	33

Schedule of Investments	August 31, 2013

American Select Portfolio (SLA)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶
Senior Housing Properties, 6.75%, 4/15/20 ☒	$1,005,000	$1,118,437	$1,098,269
Senior Housing Properties, 6.75%, 12/15/21	340,000	390,912	370,397
Senior Housing Properties, 5.63%, 8/1/42	1,146,125	1,126,745	970,997
Ventas Realty, 3.25%, 8/15/22	3,175,000	3,126,167	2,931,157
Ventas Realty, 5.45%, 3/15/43	3,966,375	3,985,676	3,387,284
Vornado Realty, 5.00%, 1/15/22	875,000	913,339	914,519
Washington REIT, 3.95%, 10/15/22 ☒	1,100,000	1,137,845	1,037,109
Weingarten Realty Investors, 3.38%, 10/15/22 ☒	3,450,000	3,423,211	3,150,626

		48,878,686	45,704,960

Total Corporate Bonds		50,296,708	47,226,235

U.S. Government Agency Mortgage-Backed Securities a — 13.8%
Fixed Rate — 13.8%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	339,594	343,293	360,971
7.50%, 12/1/29, #C00896	89,569	88,451	105,759
5.00%, 5/1/39, #G05430	654,073	669,258	699,406
Federal National Mortgage Association,
5.00%, 11/1/17, #657356	99,103	99,284	105,610
6.50%, 6/1/29, #252497	247,123	246,019	274,417
7.50%, 5/1/30, #535289	26,096	25,506	29,813
8.00%, 5/1/30, #538266	13,481	13,367	14,150
5.00%, 11/1/33, #725027	871,029	887,617	938,770
5.00%, 7/1/39, #935588	930,552	947,860	1,000,562
4.50%, 3/1/40, #932669	1,149,757	1,160,000	1,214,165
4.00%, 12/1/40, #MA0583	1,248,744	1,261,015	1,290,525
3.50%, 2/1/41, #AE0828	1,862,427	1,928,431	1,863,742
3.50%, 3/1/41, #AE0981	2,551,686	2,647,241	2,553,490
3.50%, 2/1/42, #AB4514	1,975,890	2,017,100	1,977,289
3.50%, 4/1/42, #MA1027	1,910,643	1,978,299	1,912,002
3.50%, 8/1/42, #AL2417	2,088,796	2,236,979	2,090,278

Total U.S. Government Agency Mortgage-Backed Securities		16,549,720	16,430,949

Asset-Backed Security ¢ — 0.7%
Other — 0.7%
321 Henderson Receivables I LLC, Series 2007-3A, Class A, 6.15%, 10/15/48	837,399	927,319	866,050

Preferred Stocks — 36.7%
Real Estate Investment Trusts — 36.7%
Alexandria Real Estate Equities, Series E ☒	143,250	3,612,290	3,346,320
Boston Properties, Series B	149,874	3,681,719	3,119,253
BRE Properties, Series D ☒	28,600	675,354	726,620
CommonWealth REIT, Series E ☒	137,698	3,565,063	3,179,970
Developers Diversified Realty, Series H ☒	6,305	111,917	157,814
Digital Realty, Series E ☒	141,400	3,535,140	3,336,163
Digital Realty, Series G	8,500	171,530	174,250
Duke Realty, Series J	630	15,120	15,179
Duke Realty, Series K ☒	35,000	836,500	822,500
Duke Realty, Series L ☒	17,270	330,202	409,083
Equity Residential Properties, Series K ☒	18,000	991,800	1,118,250
Health Care REIT, Series J ☒	111,170	2,893,609	2,634,729
Hospitality Properties, Series D	44,420	1,204,560	1,098,507
Kimco Realty, Series I	44,650	1,094,507	1,010,385
Kimco Realty, Series J	88,000	2,203,750	1,813,680
Kimco Realty, Series K	30,000	753,100	630,900

The accompanying notes are an integral part of the financial statements.

34	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Select Portfolio (SLA)

DESCRIPTION	SHARES	COST	VALUE ¶
National Retail Properties, Series D ☒	146,840	$3,680,710	$3,443,398
PS Business Parks, Series S ☒	48,000	1,276,800	1,115,472
PS Business Parks, Series T ☒	70,250	1,747,950	1,514,590
PS Business Parks, Series U	2,000	41,800	41,760
PS Business Parks, Series V	38,700	899,826	807,282
Public Storage, Series P	11,400	300,960	283,290
Public Storage, Series Q ☒	17,675	443,666	436,042
Public Storage, Series R ☒	36,500	931,975	891,969
Public Storage, Series T	7,715	199,819	170,964
Public Storage, Series U	18,930	471,977	410,213
Public Storage, Series V	23,288	590,351	489,514
Public Storage, Series W	7,015	177,129	143,597
Public Storage, Series X	34,800	810,840	714,792
Realty Income, Series E ☒	78,820	1,895,012	1,968,041
Realty Income, Series F	50,250	1,303,542	1,214,543
Regency Centers, Series F ☒	133,326	3,575,670	3,142,360
Regency Centers, Series G	14,400	365,472	309,888
Vornado Realty, Series G ☒	40,000	998,000	970,400
Vornado Realty, Series I ☒	24,000	596,400	583,440
Vornado Realty, Series K	60,715	1,554,125	1,281,694
Vornado Realty, Series L	16,000	394,400	331,040

Total Preferred Stocks		47,932,585	43,857,892

Total Unaffiliated Investments		180,367,284	166,237,850

Short-Term Investment — 2.2%
First American Prime Obligations Fund, Class Z 0.01% W	2,578,479	2,578,479	2,578,479

Total Investments ▲ — 141.4%		$182,945,763	$168,816,329

Other Assets and Liabilities, Net — (41.4)%			(49,426,768)

Total Net Assets — 100.0%			$119,389,561

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On August 31, 2013, the total fair value of these securities was $57,856,724 or 48.5% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on August 31, 2013. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of August 31, 2013.

§	Loan has matured or will mature in the next couple of months and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	35

Schedule of Investments	August 31, 2013

American Select Portfolio (SLA)

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. See note 2 in Notes to Financial Statements. On August 31, 2013, securities valued at $60,420,667 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$38,200,000	1.03%	$2,195

*	Interest rate as of August 31, 2013. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

Description of collateral:

Corporate Bonds

Morgan Stanley, 5.50%, 7/28/21, $1,400,000 par

Brandywine Operating Partnership, 3.95%, 2/15/23, $2,780,000 par

CommonWealth REIT, 5.88%, 9/15/20, $1,375,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $3,600,000 par

Digital Realty, 5.88%, 2/1/20, $1,000,000 par

Duke Realty, 6.75%, 3/15/20, $1,600,000 par

Equity One, 3.75%, 11/15/22, $2,203,000 par

Health Care REIT, 5.25%, 1/15/22, $1,750,000 par

Healthcare Realty, 5.75%, 1/15/21, $2,690,000 par

Hospitality Properties, 5.00%, 8/15/22, $1,950,000 par

Kilroy Realty, 3.80%, 1/15/23, $1,000,000 par

Liberty Property, 3.38%, 6/15/23, $2,500,000 par

National Retail Properties, 3.80%, 10/15/22, $1,425,000 par

Senior Housing Properties, 6.75%, 4/15/20, $1,005,000 par

Washington REIT, 3.95%, 10/15/22, $1,100,000 par

Weingarten Realty Investors, 3.38%, 10/15/22, $3,450,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 143,250 shares

BRE Properties, Series D, 28,600 shares

CommonWealth REIT, Series E, 137,698 shares

Developers Diversified Realty, Series H, 6,305 shares

Digital Realty, Series E, 141,400 shares

Duke Realty, Series K, 35,000 shares

Duke Realty, Series L, 17,270 shares

Equity Residential Properties, Series K, 18,000 shares

Health Care REIT, Series J, 111,170 shares

National Retail Properties, Series D, 146,840 shares

PS Business Parks, Series S, 48,000 shares

PS Business Parks, Series T, 70,250 shares

Public Storage, Series Q, 17,675 shares

Public Storage, Series R, 36,500 shares

Realty Income, Series E, 78,820 shares

Regency Centers, Series F, 133,326 shares

Vornado Realty, Series G, 40,000 shares

Vornado Realty, Series I, 24,000 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2013, securities valued at $16,430,949 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$15,736,000	8/9/13	0.36%	9/9/13	$3,619	(1)

*	Interest rate as of August 31, 2013. Rate is based on one-month LIBOR plus a spread and reset monthly.

The accompanying notes are an integral part of the financial statements.

36	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

American Select Portfolio (SLA)

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $339,594 par

Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $89,569 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $654,073 par

Federal National Mortgage Association, 5.00%, 11/1/17, $99,103 par

Federal National Mortgage Association, 6.50%, 6/1/29, $247,123 par

Federal National Mortgage Association, 7.50%, 5/1/30, $26,096 par

Federal National Mortgage Association, 8.00%, 5/1/30, $13,481 par

Federal National Mortgage Association, 5.00%, 11/1/33, $871,029 par

Federal National Mortgage Association, 5.00%, 7/1/39, $930,552 par

Federal National Mortgage Association, 4.50%, 3/1/40, $1,149,757 par

Federal National Mortgage Association, 4.00%, 12/1/40, $1,248,744 par

Federal National Mortgage Association, 3.50%, 2/1/41, $1,862,427 par

Federal National Mortgage Association, 3.50%, 3/1/41, $2,551,686 par

Federal National Mortgage Association, 3.50%, 2/1/42, $1,975,890 par

Federal National Mortgage Association, 3.50%, 4/1/42, $1,910,643 par

Federal National Mortgage Association, 3.50%, 8/1/42, $2,088,796 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On August 31, 2013, the total fair value of these investments was $866,050 or 0.7% of total net assets.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2013. See note 2 in Notes to Financial Statements.

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $182,956,749. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,211,612
Gross unrealized depreciation	(15,352,032)

Net unrealized depreciation	$(14,140,420)

REIT–Real Estate Investment Trust

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	37

Statements of Assets and Liabilities	August 31, 2013

	ASP	BSP	CSP	SLA
Assets:
Unaffiliated investments, at fair value (Cost: $68,160,953, $244,992,046, $266,210,884, $180,367,284) (note 2)	$64,938,102	$206,429,981	$230,286,863	$166,237,850
Affiliated money market fund, at fair value (Cost: $1,565,061, $2,556,649, $2,206,741, $2,578,479) (note 3)	1,565,061	2,556,649	2,206,741	2,578,479
Real estate owned, at fair value (Cost: $3,189,940, $—, $—, $—) (note 2)	1,700,000	—	—	—
Cash	—	—	—	230,690
Receivable for investments sold in affiliates	—	—	—	6,033,998
Receivable for accrued dividends and interest	439,346	1,105,017	1,176,929	883,513
Receivable for accrued dividends in affiliated money market fund	47	37	—	71
Prepaid expenses and other assets	58,914	39,441	46,526	42,325

Total assets	68,701,470	210,131,125	233,717,059	176,006,926

Liabilities:
Payable for investments purchased	—	—	—	2,506,237
Payable under loan agreement (note 2)	13,700,000	57,000,000	60,800,000	38,200,000
Payable for reverse repurchase agreements (note 2)	6,331,000	8,174,000	10,783,000	15,736,000
Bank overdraft	157,933	91,048	41,868	—
Payable for investment advisory fees	12,031	52,608	65,042	50,312
Payable for administrative fees	10,222	30,436	34,008	25,156
Payable for audit fees	36,074	36,074	36,074	36,074
Payable for legal fees	14,351	14,281	12,382	8,999
Payable for transfer agent fees	7,889	4,779	1,520	2,408
Payable for interest expense	2,243	5,155	5,973	5,814
Payable for other expenses	22,819	53,837	74,657	46,365

Total liabilities	20,294,562	65,462,218	71,854,524	56,617,365

Net assets applicable to outstanding capital stock	$48,406,908	$144,668,907	$161,862,535	$119,389,561

Composition of net assets:
Capital stock and additional paid-in capital	$48,545,283	$187,280,145	$236,397,456	$129,111,072
Undistributed (distributions in excess of) net investment income	(10,349)	96,290	(543,957)	(200,663)
Accumulated net realized gain (loss) on investments	4,584,765	(4,145,463)	(38,066,943)	4,608,586
Net unrealized depreciation of investments	(3,222,851)	(38,562,065)	(35,924,021)	(14,129,434)
Net unrealized appreciation (depreciation) of real estate owned	(1,489,940)	—	—	—

Total–representing net assets applicable to capital stock	$48,406,908	$144,668,907	$161,862,535	$119,389,561

Net asset value and market price of capital stock:
Net assets applicable to capital stock	$48,406,908	$144,668,907	$161,862,535	$119,389,561
Shares outstanding (authorized 1 billion shares of each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$11.44	$9.05	$7.58	$11.20
Market price per share	$9.56	$8.17	$6.84	$9.48

The accompanying notes are an integral part of the financial statements.

38	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Statements of Operations	August 31, 2013

	ASP	BSP	CSP	SLA
Investment Income:
Interest from unaffiliated investments	$2,721,972	$8,576,940	$9,981,399	$6,266,296
Dividends from unaffiliated investments	1,322,969	3,784,690	4,198,053	3,161,311
Participating income from investments no longer held (note 2)	—	—	1,474,770	884,281
Dividends from affiliated money market fund	663	1,201	936	1,181
Net operating income (loss) from real estate owned (note 2)	16,275	(1,126)	(48,918)	—

Total investment income	4,061,879	12,361,705	15,606,240	10,313,069

Expenses (note 3):
Investment advisory fees	279,726	839,398	977,752	639,223
Interest expense	192,529	908,662	1,065,104	461,848
Administration fees	132,162	401,076	430,841	319,612
Custodian fees	10,606	32,052	34,494	25,519
Mortgage servicing fees	24,651	72,505	91,273	42,282
Legal fees	36,033	36,033	36,033	36,033
Audit fees	55,268	55,268	55,268	55,268
Postage and printing fees	10,187	26,736	32,273	21,378
Transfer agent fees	19,046	19,283	17,889	17,089
Listing fees	23,816	25,229	25,670	23,816
Directors’ fees	72,912	72,912	72,912	72,913
Insurance fees	29,882	29,882	29,882	29,882
Pricing fees	15,476	15,476	15,476	15,476
Proxy fees	23,407	46,815	62,418	39,010
Other expenses	32,285	29,230	40,990	28,701

Total expenses	957,986	2,610,557	2,988,275	1,828,050

Less: Fee reimbursements (note 3)	(1,923)	(3,532)	(3,717)	(3,016)
Less: Indirect payments from custodian (note 3)	(54)	—	(4)	(3)

Total net expenses	956,009	2,607,025	2,984,554	1,825,031

Net investment income	3,105,870	9,754,680	12,621,686	8,488,038

Net realized and unrealized gains (losses) on investments and real estate owned (notes 2 and 4):
Net realized gain (loss) on investments	6,158,132	8,982,423	(2,212,161)	6,468,764
Net realized loss on real estate owned	—	—	(503,425)	—
Net change in unrealized appreciation or depreciation of investments	(9,840,940)	(28,043,535)	(13,471,780)	(15,465,772)
Net change in unrealized appreciation or depreciation of real estate owned	(1,489,940)	—	171,672	—

Net loss on investments	(5,172,748)	(19,061,112)	(16,015,694)	(8,997,008)

Net decrease in net assets resulting from operations	$(2,066,878)	$(9,306,432)	$(3,394,008)	$(508,970)

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	39

Statements of Changes in Net Assets

	ASP		BSP
	Year Ended 8/31/13	Year Ended 8/31/12	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$3,105,870	$3,574,622	$9,754,680	$9,756,953
Net realized gain (loss) on investments	6,158,132	845,219	8,982,423	(2,633,961)
Net realized loss on real estate owned	—	—	—	(1,687,092)
Net change in unrealized appreciation or depreciation of investments	(9,840,940)	1,776,813	(28,043,535)	8,247,656
Net change in unrealized appreciation or depreciation of real estate owned	(1,489,940)	—	—	—

Net increase (decrease) in net assets resulting from operations	(2,066,878)	6,196,654	(9,306,432)	13,683,556

Distributions to shareholders (note 2):
From net investment income	(3,215,812)	(3,820,469)	(9,351,660)	(9,971,906)
From net realized gain on investments	(1,422,150)	—	—	—
From return of capital	—	—	—	—

Total distributions	(4,637,962)	(3,820,469)	(9,351,660)	(9,971,906)

Total increase (decrease) in net assets	(6,704,840)	2,376,185	(18,658,092)	3,711,650

Net assets at beginning of period	55,111,748	52,735,563	163,326,999	159,615,349

Net assets at end of period	$48,406,908	$55,111,748	$144,668,907	$163,326,999

Undistributed (distributions in excess of) net investment income	$(10,349)	$(5,185)	$96,290	$(51,112)

The accompanying notes are an integral part of the financial statements.

40	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

CSP		SLA
Year Ended 8/31/13	Year Ended 8/31/12	Year Ended 8/31/13	Year Ended 8/31/12

$12,621,686	$10,218,650	$8,488,038	$8,474,477
(2,212,161)	(14,369,005)	6,468,764	1,787,965
(503,425)	(2,463,001)	—	—
(13,471,780)	12,723,331	(15,465,772)	3,565,774
171,672	(450,729)	—	—

(3,394,008)	5,659,246	(508,970)	13,828,216

(9,823,773)	(8,020,499)	(7,943,336)	(8,972,238)
—	—	—	—
—	(2,604,124)	—	—

(9,823,773)	(10,624,623)	(7,943,336)	(8,972,238)

(13,217,781)	(4,965,377)	(8,452,306)	4,855,978

175,080,316	180,045,693	127,841,867	122,985,889

$161,862,535	$175,080,316	$119,389,561	$127,841,867

$(543,957)	$(1,907,654)	$(200,663)	$(570,180)

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	41

Statements of Cash Flows	August 31, 2013

	ASP	BSP	CSP	SLA
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(2,066,878)	$(9,306,432)	$(3,394,008)	$(508,970)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(36,662,501)	(75,535,560)	(112,184,074)	(83,495,582)
Proceeds from paydowns and sales of investments and real estate owned	40,154,782	77,772,636	105,870,741	81,949,489
Net purchases/sales of short-term investments	(474,555)	(928,266)	4,222,182	(496,427)
Net amortization/accretion of bond discount and premium	95,723	143,082	261,333	193,543
Net change in unrealized appreciation or depreciation of investments	9,840,940	28,043,535	13,471,780	15,465,772
Net change in unrealized appreciation or depreciation of real estate owned	1,489,940	—	(171,672)	—
Net realized gain (loss) on investments	(6,158,132)	(8,982,423)	2,212,161	(6,468,764)
Net realized gain on real estate owned	—	—	503,425	—
Decrease in receivable for real estate owned	—	—	415,000	—
Increase in receivable for accrued interest and dividends	(104,159)	(228,482)	(87,692)	(157,575)
Increase (decrease) in prepaid expenses and other assets	(26,926)	19,392	104,670	(9,248)
Increase (decrease) in accrued fees and expenses	9,013	(6,111)	57,012	29,033

Net cash provided by operating activities	6,097,247	10,991,371	11,280,858	6,501,271

Cash flows from financing activities:
Net proceeds (payments) from borrowings under loan agreement	5,200,000	24,300,000	9,950,000	18,700,000
Net proceeds (payments) from reverse repurchase agreements	(6,778,000)	(25,978,000)	(11,413,000)	(16,998,000)
Distributions paid to shareholders	(4,637,962)	(9,351,660)	(9,823,773)	(7,943,336)

Net cash used in financing activities	(6,215,962)	(11,029,660)	(11,286,773)	(6,241,336)

Net increase (decrease) in cash	(118,715)	(38,289)	(5,915)	259,935
Bank overdraft at beginning of period	(39,218)	(52,759)	(35,953)	(29,245)

Cash (bank overdraft) at end of period	$(157,933)	$(91,048)	$(41,868)	$230,690

Supplemental disclosure of cash flow information:
Cash paid for interest	$193,701	$919,626	$1,069,173	$466,054

The accompanying notes are an integral part of the financial statements.

42	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

ASP

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$13.02	$12.46	$13.30	$12.44	$11.72

Operations:
Net investment income	0.73	0.84	0.79	0.85	0.81
Net realized and unrealized gain (loss) on investments	(1.21)	0.62	(0.39)	1.20	0.70

Total from operations	(0.48)	1.46	0.40	2.05	1.51

Distributions to shareholders:
From net investment income	(0.76)	(0.90)	(0.86)	(0.84)	(0.77)
From net realized gain on investments	(0.34)	—	—	—	—
From return of capital	—	—	(0.38)	(0.35)	(0.02)

Total distributions	(1.10)	(0.90)	(1.24)	(1.19)	(0.79)

Net asset value, end of period	$11.44	$13.02	$12.46	$13.30	$12.44

Market value, end of period	$9.56	$12.09	$11.01	$13.00	$10.75

Selected Information
Total return, net asset value [1]	(4.19)%	12.27%	3.17%	17.33%	13.89%
Total return, market value [2]	(12.99)%	19.02%	(5.90)%	33.60%	20.61%
Net assets at end of period (in millions)	$48	$55	$53	$56	$53
Ratio of expenses to average weekly net assets before fee reimbursements	1.80%	1.93%	2.43%	2.43%	2.81%
Ratio of expenses to average weekly net assets after fee reimbursements	1.80%	1.93%	2.43%	2.43%	2.81%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.44%	1.59%	1.41%	1.29%	1.41%
Ratio of net investment income to average weekly net assets before fee reimbursements	5.85%	6.69%	6.18%	6.65%	7.19%
Ratio of net investment income to average weekly net assets after fee reimbursements	5.85%	6.69%	6.18%	6.65%	7.19%
Portfolio turnover rate	50%	18%	13%	6%	22%
Amount of borrowings outstanding at end of period (in millions)	$20	$22	$19	$16	$17
Per-share amount of borrowings outstanding at end of period	$4.73	$5.11	$4.41	$3.85	$4.13
Per-share amount of net assets, excluding borrowings, at end of period	$16.17	$18.13	$16.87	$17.15	$16.57
Asset coverage ratio [3]	342%	355%	383%	445%	401%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	43

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

BSP

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$10.22	$9.98	$10.82	$11.36	$11.51

Operations:
Net investment income	0.61	0.61	0.59	0.64	0.78
Net realized and unrealized gain (loss) on investments and real estate owned	(1.19)	0.25	(0.30)	(0.02)	(0.20)

Total from operations	(0.58)	0.86	0.29	0.62	0.58

Distributions to shareholders:
From net investment income	(0.59)	(0.62)	(0.58)	(0.66)	(0.73)
From return of capital	—	—	(0.55)	(0.50)	—

Total distributions	(0.59)	(0.62)	(1.13)	(1.16)	(0.73)

Net asset value, end of period	$9.05	$10.22	$9.98	$10.82	$11.36

Market value, end of period	$8.17	$8.81	$8.75	$10.14	$9.71

Selected Information
Total return, net asset value [1]	(6.15)%	9.08%	2.72%	5.64%	5.57%
Total return, market value [2]	(0.86)%	8.50%	(2.42)%	16.91%	8.04%
Net assets at end of period (in millions)	$145	$163	$160	$173	$182
Ratio of expenses to average weekly net assets before fee reimbursements	1.63%	2.00%	2.68%	2.56%	2.86%
Ratio of expenses to average weekly net assets after fee reimbursements	1.63%	2.00%	2.68%	2.56%	2.86%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.06%	1.13%	1.02%	0.96%	1.06%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.08%	6.18%	5.60%	5.74%	7.23%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.08%	6.18%	5.60%	5.74%	7.23%
Portfolio turnover rate	34%	31%	11%	9%	19%
Amount of borrowings outstanding at end of period (in millions)	$65	$67	$71	$77	$71
Per-share amount of borrowings outstanding at end of period	$4.08	$4.18	$4.44	$4.82	$4.44
Per-share amount of net assets, excluding borrowings, at end of period	$13.13	$14.40	$14.42	$15.64	$15.80
Asset coverage ratio [3]	322%	344%	325%	324%	356%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

44	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

CSP

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$8.20	$8.43	$9.19	$10.67	$11.24

Operations:
Net investment income	0.59	0.48	0.46	0.43	0.73
Net realized and unrealized gain (loss) on investments and real estate owned	(0.75)	(0.21)	(0.15)	(0.86)	(0.53)

Total from operations	(0.16)	0.27	0.31	(0.43)	0.20

Distributions to shareholders:
From net investment income	(0.46)	(0.38)	(0.45)	(0.51)	(0.70)
From return of capital	—	(0.12)	(0.62)	(0.54)	(0.07)

Total distributions	(0.46)	(0.50)	(1.07)	(1.05)	(0.77)

Net asset value, end of period	$7.58	$8.20	$8.43	$9.19	$10.67

Market value, end of period	$6.84	$7.35	$7.57	$8.67	$8.83

Selected Information
Total return, net asset value [1]	(2.17)%	3.38%	3.61%	(4.26)%	1.98%
Total return, market value [2]	(0.87)%	4.30%	0.26%	10.25%	(0.88)%
Net assets at end of period (in millions)	$162	$175	$180	$196	$228
Ratio of expenses to average weekly net assets before fee reimbursements	1.73%	2.11%	2.72%	2.52%	2.75%
Ratio of expenses to average weekly net assets after fee reimbursements	1.73%	2.11%	2.72%	2.52%	2.75%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.11%	1.11%	0.97%	0.90%	1.03%
Ratio of net investment income to average weekly net assets before fee reimbursements	7.30%	5.89%	5.23%	4.38%	6.92%
Ratio of net investment income to average weekly net assets after fee reimbursements	7.30%	5.89%	5.23%	4.38%	6.92%
Portfolio turnover rate	44%	52%	13%	10%	16%
Amount of borrowings outstanding at end of period (in millions)	$72	$73	$79	$88	$81
Per-share amount of borrowings outstanding at end of period	$3.35	$3.42	$3.71	$4.12	$3.78
Per-share amount of net assets, excluding borrowings, at end of period	$10.93	$11.62	$12.14	$13.31	$14.45
Asset coverage ratio [3]	326%	340%	327%	323%	383%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	45

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

SLA

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$11.99	$11.53	$12.09	$12.33	$12.42

Operations:
Net investment income	0.79	0.80	0.79	0.78	0.87
Net realized and unrealized gain (loss) on investments	(0.83)	0.50	(0.12)	0.25	(0.09)

Total from operations	(0.04)	1.30	0.67	1.03	0.78

Distributions to shareholders:
From net investment income	(0.75)	(0.84)	(0.83)	(0.83)	(0.87)
From net realized gain on investments	—	—	—	—	(0.00	) [4]
From return of capital	—	—	(0.40)	(0.44)	(0.00	) [4]

Total distributions	(0.75)	(0.84)	(1.23)	(1.27)	(0.87)

Net asset value, end of period	$11.20	$11.99	$11.53	$12.09	$12.33

Market value, end of period	$9.48	$10.91	$10.34	$12.18	$10.64

Selected Information
Total return, net asset value [1]	(0.61)%	11.82%	5.82%	8.73%	6.93%
Total return, market value [2]	(6.81)%	14.58%	(4.78)%	27.56%	9.94%
Net assets at end of period (in millions)	$119	$128	$123	$129	$131
Ratio of expenses to average weekly net assets before fee reimbursements	1.43%	1.95%	2.73%	2.75%	2.93%
Ratio of expenses to average weekly net assets after fee reimbursements	1.43%	1.95%	2.73%	2.75%	2.93%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.07%	1.15%	1.08%	1.02%	1.05%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.63%	6.86%	6.68%	6.33%	7.43%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.63%	6.86%	6.68%	6.33%	7.43%
Portfolio turnover rate	48%	44%	10%	12%	13%
Amount of borrowings outstanding at end of period (in millions)	$54	$52	$53	$53	$53
Per-share amount of borrowings outstanding at end of period	$5.06	$4.90	$5.02	$4.99	$5.01
Per-share amount of net assets, excluding borrowings, at end of period	$16.26	$16.89	$16.55	$17.08	$17.34
Asset coverage ratio [3]	321%	345%	330%	342%	346%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

46	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Notes to Financial Statements

(1)	Organization

American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (the “funds”) are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. Government securities, corporate debt securities, and preferred stock issued by real estate investment trusts. In addition, the funds may borrow using reverse repurchase agreements and credit facilities. Fund shares are listed on the New York Stock Exchange (“NYSE”) under the symbols ASP, BSP, CSP, and SLA, respectively.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the funds’ investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the funds’ investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”) on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

The funds’ investments in whole loans (single family, multifamily, and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the funds’ board of directors.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the NYSE, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	47

Notes to Financial Statements

In accordance with the valuation procedures adopted by the funds’ board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of August 31, 2013, the funds held internally fair valued securities as follows:

Fund	Fair Value	Percentage of Total Net Assets
ASP	$18,954,843	39.2%
BSP	104,106,490	72.0
CSP	94,435,747	58.3
SLA	57,856,724	48.5

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

48	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

As of August 31,2013, each fund’s investments were classified as follows:

Fund	Level 1	Level 2	Level 3	Total Fair Value
ASP
Whole Loans	$—	$—	$13,719,843	$13,719,843
Corporate Note	—	—	3,535,000	3,535,000
Corporate Bonds	1,816,005	21,658,313	—	23,474,318
U.S. Government Agency Mortgage-Backed Securities	—	6,678,040	—	6,678,040
Preferred Stocks	17,530,901	—	—	17,530,901
Real Estate Owned	—	—	1,700,000	1,700,000
Short-Term Investment	1,565,061	—	—	1,565,061

Total Investments	$20,911,967	$28,336,353	$18,954,843	$68,203,163

BSP
Whole Loans	$—	$—	$92,806,490	$92,806,490
Corporate Notes	—	—	11,300,000	11,300,000
Corporate Bonds	5,555,257	34,762,450	—	40,317,707
U.S. Government Agency Mortgage-Backed Securities	—	8,570,042	—	8,570,042
Asset-Backed Security	—	866,050	—	866,050
Preferred Stocks	52,569,692	—	—	52,569,692
Short-Term Investment	2,556,649	—	—	2,556,649

Total Investments	$60,681,598	$44,198,542	$104,106,490	$208,986,630

CSP
Whole Loans	$—	$—	$94,435,747	$94,435,747
Private Mortgage-Backed Security†	—	—	—	—
Corporate Bonds	6,150,772	59,460,700	—	65,611,472
U.S. Government Agency Mortgage-Backed Securities	—	11,306,952	—	11,306,952
Preferred Stocks	58,932,692	—	—	58,932,692
Short-Term Investment	2,206,741	—	—	2,206,741

Total Investments	$67,290,205	$70,767,652	$94,435,747	$232,493,604

SLA
Whole Loans	$—	$—	$49,236,724	$49,236,724
Corporate Notes	—	—	8,620,000	8,620,000
Corporate Bonds	4,358,281	42,867,954	—	47,226,235
U.S. Government Agency Mortgage-Backed Securities	—	16,430,949	—	16,430,949
Asset-Backed Security	—	866,050	—	866,050
Preferred Stocks	43,857,892	—	—	43,857,892
Short-Term Investment	2,578,479	—	—	2,578,479

Total Investments	$50,794,652	$60,164,953	$57,856,724	$168,816,329

† This category includes one security classified in Level 3 which is valued at zero.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	49

Notes to Financial Statements

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Whole Loans	Corporate Notes	Private Mortgage- Backed Security†	Real Estate Owned	Total Fair Value
ASP
Balance as of August 31, 2012	$24,550,294	$3,570,000	$—	$—	$28,120,294
Accrued discounts/premiums	101	—	—	—	101
Realized gain (loss)	8,017	—	—	—	8,017
Net change in unrealized appreciation or depreciation	(840,748)	(35,000)	—	(230,330)	(1,106,078)
Purchases	1,500,000	—	—	8,353	1,508,353
Sales	(9,568,545)	—	—	(7,299)	(9,575,844)
Transfers between categories (note 2)	(1,929,276)	—	—	1,929,276	—

Balance as of August 31, 2013	$13,719,843	$3,535,000	$—	$1,700,000	$18,954,843

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2013	$(1,231,295)	$(35,000)	$—	$(230,330)	$(1,496,625)

BSP
Balance as of August 31, 2012	$109,223,257	$11,080,000	$—	$—	$120,303,257
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	(112)	—	—	—	(112)
Net change in unrealized appreciation or depreciation	(7,862,030)	220,000	—	—	(7,642,030)
Purchases	14,919,274	—	—	—	14,919,274
Sales	(23,473,899)	—	—	—	(23,473,899)

Balance as of August 31, 2013	$92,806,490	$11,300,000	$—	$—	$104,106,490

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2013	$(8,865,176)	$220,000	$—	$—	$(8,645,176)

CSP
Balance as of August 31, 2012	$117,608,898	$16,110,375	$—	$2,571,250	$136,290,523
Accrued discounts/premiums	1,763	—	1,034	—	2,797
Realized gain (loss)	(9,361,080)	—	(7,942)	(503,425)	(9,872,447)
Net change in unrealized appreciation or depreciation	6,677,060	(70,000)	6,908	171,673	6,785,641
Purchases	5,636,393	—	—	22,752	5,659,145
Sales	(26,127,287)	(16,040,375)	—	(2,262,250)	(44,429,912)

Balance as of August 31, 2013	$94,435,747	$—	$—	$—	$94,435,747

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2013	$(1,631,823)	$—	$6,908	$—	$(1,624,915)

SLA
Balance as of August 31, 2012	$54,515,670	$16,781,250	$—	$—	$71,296,920
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	(2,304,381)	—	—	—	(2,304,381)
Net change in unrealized appreciation or depreciation	3,535,981	20,000	—	—	3,555,981
Purchases	8,418,726	—	—	—	8,418,726
Sales	(14,929,272)	(8,181,250)	—	—	(23,110,522)

Balance as of August 31, 2013	$49,236,724	$8,620,000	$—	$—	$57,856,724)

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2013	$(238,463)	$20,000	$—	$—	$(218,463)

† This category includes one security classified in Level 3 which is valued at zero for CSP fund.

50	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

During the fiscal ended August 31, 2013, the funds recognized no transfers between levels.

Valuation Methodologies for Fair Value Measurements Categorized within Levels 2 and 3

U.S. Government Agency Mortgage-Backed Securities, Asset-Backed Securities, and Corporate Bonds

U.S. government agency mortgage-backed securities, asset-backed securities, and corporate bonds are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.

Commercial and Multifamily Whole Loans

Commercial and multifamily whole loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, this pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the USBAM valuation committee concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the funds’ and third parties.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield spreads and debt service coverage ratios. Significant increases (decreases) in yield spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single Family Whole Loans

Single family whole loans are analyzed using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate Notes

Corporate notes are analyzed using the discounted cash flow methodology. For corporate notes, the pricing methodology takes into account changes in prevailing interest rates and yield spreads. If the resulting price from the

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	51

Notes to Financial Statements

discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of corporate notes can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Real Estate Owned

Real Estate Owned properties are valued, whenever possible, using an appraisal or broker’s opinion of value. If an appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities.

For commercial, multifamily and single family whole loans and corporate notes, if the USBAM valuation committee concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made as described below.

Quantitative Information about Level 3 Fair Value Measurements

Fund	Fair Value as of August 31, 2013	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
ASP
Commercial Whole Loans	$4,368,511	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.54% – 2.55% (2.54%) 0.69 – 1.56 (1.38)
Commercial Whole Loans and Corporate Notes	11,741,477	Price Ceiling	N/A	N/A
Commercial Whole Loans	1,039,133	Price Floor	Loss Severity	44.1%
Single Family Whole Loans	58,665	Discounted Cash Flow	Yield Spread	1.55% – 3.00% (2.61%)
Single Family Whole Loans	47,057	Price Ceiling	N/A	N/A
Real Estate Owned	1,700,000	Broker’s Opinion of Value	N/A	N/A
BSP
Commercial & Multifamily Whole Loans	$24,376,198	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.54% – 2.64% (2.56%) 0.36 – 1.16 (0.88)
Commercial Whole Loans and Corporate Notes	56,469,305	Price Ceiling	N/A	N/A
Multifamily Whole Loans	9,321,325	Price Floor	Loss Severity	44.1%
Single Family Whole Loans	139,662	Price Ceiling	N/A	N/A
Multifamily Whole Loans	13,800,000	Appraisal of Loan Collateral	N/A	N/A
CSP*
Commercial & Multifamily Whole Loans	$37,903,597	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.54% – 2.64% (2.58%) 0.00 – 1.83 (1.07)
Commercial & Multifamily Whole Loans	39,560,928	Price Ceiling	N/A	N/A
Commercial Whole Loans	16,971,222	Price Floor	Loss Severity	44.1%

SLA
Commercial & Multifamily Whole Loans	$21,650,887	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.54% – 2.64% (2.58%) 0.99 – 2.44 (1.35)
Commercial & Multifamily Whole Loans, Corporate Notes	29,235,912	Price Ceiling	N/A	N/A
Commercial & Multifamily Whole Loans	6,969,925	Price Floor	Loss Severity	44.1%

* The fund’s investments classified as Level 3 include a private mortgage-backed security that is fair valued at zero.

52	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Valuation Process for Fair Value Measurements Categorized within Level 3

The funds’ board of directors (the “board”) has adopted policies and procedures for the valuation of the funds’ investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized gains on sales of securities for the funds are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date.

The funds will provide a notice, as required by Section 19(a) of the Investment Company Act, for any distribution that does not consist solely of net investment income. Any such notice will provide information regarding the estimated amounts of the distribution derived from net investment income, net realized capital gains, and return of capital. Such notices will be for informational purposes only and the amounts indicated in such notices likely will differ from the ultimate federal income tax characterization of distributions reported to shareholders on Form 1099-DIV after year end.

Distributions are payable in cash or, pursuant to the funds’ dividend reinvestment plans, reinvested in additional shares of the funds’ capital stock. Under each fund’s plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

The funds receive substantial distributions from holdings in real estate investment trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the funds must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to a fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Federal Taxes

Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. Each fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes. As of August 31, 2013, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	53

Notes to Financial Statements

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale losses, paydown gains and losses, tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997, tax deductions for real estate owned, and investments in REITs. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

	ASP	BSP	CSP	SLA
Undistributed net investment income	$104,778	$(255,618)	$(1,434,216)	$(175,185)
Accumulated net realized gain (loss)	(110,241)	170,644	430,121	209,134
Additional paid-in capital (reduction)	5,463	84,974	1,004,095	(33,949)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the funds.

The character of distributions paid the fiscal years ended August 31, 2013 and August 31, 2012, were as follows:

	ASP		BSP
	8/31/13	8/31/12	8/31/13	8/31/12
Distributions paid from:
Ordinary income	$3,215,812	$3,535,626	$9,351,660	$9,971,906
Long-term capital gains	1,422,150	284,843	—	—
Return of capital	—	—	—	—

Total	$4,637,962	$3,820,469	$9,351,660	$9,971,906

	CSP		SLA
	8/31/13	8/31/12	8/31/13	8/31/12
Distributions paid from:
Ordinary income	$9,823,773	$8,020,499	$7,943,336	$8,972,238
Long-term capital gains	—	—	—	—
Return of capital	—	2,604,124	—	—

Total	$9,823,773	$10,624,623	$7,943,336	$8,972,238

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ASP	BSP	CSP	SLA
Undistributed ordinary income	$26,332	$222,994	$1,202,801	$364,651
Undistributed long-term capital gains	3,378,267	—	—	4,613,334
Accumulated capital and post-October losses	—	(4,092,712)	(38,059,098)	—
Unrealized appreciation (depreciation)	(4,719,376)	(38,636,437)	(35,949,989)	(14,140,420)
Other accumulated gain (loss)	1,176,402	(105,083)	(1,728,635)	(559,076)

Accumulated earnings (deficit)	$(138,375)	$(42,611,238)	$(74,534,921)	$(9,721,511)

The difference between book and tax basis unrealized appreciation (depreciation) at August 31, 2013, is attributable to adjustments for REITs, tax deferral of losses on wash sales, and a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

54	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

For federal income tax purposes, the following funds had capital loss carryovers as of August 31, 2013, the funds’ most recently completed fiscal year-end, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration
Fund	2015	2016	2017	2018	2019	Indefinite	Total
ASP	$—	$—	$—	$—	$—	$—	$—
BSP	—	—	1,884,191	2,208,521	—	—	4,092,712
CSP	551,492	381,985	5,238,593	2,790,093	8,176,579	16,279,297	33,418,039
SLA	—	—	—	—	—	—	—

During the fiscal year, BSP and SLA, utilized capital loss carryovers in the amounts of $4,301,698 and $1,578,427, respectively.

The funds incurred a loss for tax purposes for the period from November 1, 2012 to August 31, 2013. As permitted by tax regulations, the funds intend to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2014. The deferred losses were as follows:

Fund	Amount
ASP	$—
BSP	—
CSP	4,641,059
SLA	—

Whole Loans

Whole loans may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. The funds may invest in single family, multifamily, and commercial loans. Each fund currently limits its investment in commercial loans to 50% of its total assets. A participating loan is a whole loan which contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. CSP and SLA received income during the period from participating loans on which the mortgage obligation had previously been fully repaid. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

At August 31, 2013, ASP had no single family or commercial loans that were 120 or more days delinquent.

At August 31, 2013, BSP had two multifamily loans representing 6.44% of total net assets and 32.19% of total multifamily loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2013, no single family or commercial loans were 120 or more days delinquent.

At August 31, 2013, CSP had three multifamily loans representing 2.66% of total net assets and 18.28% of total multifamily loans outstanding and five commercial loans representing 10.32% of total net assets and 23.56% of total commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest.

At August 31, 2013, SLA had one multifamily loan representing 2.52% of total net assets and 21.79% of total multifamily loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At August 31, 2013, no commercial loan were 120 or more days delinquent.

The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	55

Notes to Financial Statements

Real estate may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The funds may receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the funds. In addition, the funds may incur expenses associated with maintaining or improving any real estate owned. Real estate income is recorded on a net basis in the income section of the funds’ Statement of Operations. Capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale. As of August 31, 2013, ASP held real estate owned through foreclosure as follows:

Fund	8/31/13 Cost	8/31/13 Value	Unrealized Depreciation
ASP
The Storage Place	$3,189,940	$1,700,000	$(1,489,940)

The net operating income and capital improvements for the fiscal year ended August 31, 2013 were:

Fund	Gross Rental Income	Operating Expenses	Net Operating Income (Loss)	Capital Improvements
ASP
The Storage Place	$38,794	$22,519	$16,275	$—

BSP
Office City Plaza	$—	$1,126	$(1,126)	$—

CSP
Fairview Business Park	$17,992	$4,726	$13,266	$—
Memphis Medical Building	$343,442	$405,626	$(62,184)	$8,594

CSP recognized a loss of $456,262 on real estate property acquired and sold during the fiscal year ended August 31, 2013. CSP did not own any other real estate during the fiscal year ended August 31, 2013.

As of and for the fiscal year ended August 31, 2013, BSP and SLA owned no real estate.

Mortgage Servicing Rights

The funds may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change. As of and for the fiscal year ended August 31, 2013, the funds held no mortgage servicing rights.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2013, the funds had no outstanding when-issued or forward-commitment securities.

Borrowings & Reverse Repurchase Agreements

Effective July 18, 2011, the funds entered into loan agreements with Bank of America, N.A. (“BofA”). Under the loan agreements, as amended, BofA has agreed to make credit facilities available to ASP, BSP, CSP and SLA up to $17,000,000, $61,000,000, $65,000,000 and $40,000,000, respectively. Each credit facility continues on a

56	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

revolving basis unless terminated in writing by BofA upon 180 days notice. Loans made under the loan agreements are secured by the respective fund’s holdings in REIT preferred stock and corporate bonds and bear interest at one-month LIBOR plus 0.85%. In addition, for any month in which less than 80% of a fund’s facility limit is outstanding, the respective fund pays a commitment fee equal to 0.40% per annum on the average daily undrawn portion of the respective fund’s facility limit.

The funds may also borrow money by entering into reverse repurchase agreements, which involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Borrowings may increase volatility of the funds’ net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Each fund is subject to a restriction on borrowing under which each fund must maintain asset coverage of at least 300%. The interest expense incurred on borrowings is recognized as “Interest Expense” in the Statements of Operations. For the fiscal year ended August 31, 2013, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $22,404,500, $67,206,583, $73,220,796, and $54,172,117, respectively, and the weighted average interest rates paid by the funds on such borrowings were 0.86%, 1.04%, 1.03%, and 0.85%, respectively.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds’ custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. As of August 31, 2013, the funds had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2013, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Fees and
Expenses

Investment Advisory Fees

Pursuant to investment advisory agreements with each fund, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the funds’ assets and furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund’s average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee may not exceed, in the aggregate, 1/12 of 0.725% of the respective fund’s average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund’s average weekly net assets. For its fees, USBAM provides investment advice and, in general, conducts the management and investment activities of the funds.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	57

Notes to Financial Statements

The funds may invest in money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to the investing funds and the related money market funds, USBAM will reimburse to each investing fund an amount equal to that portion of USBAM’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee reimbursements” in the Statements of Operations.

Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, LLC (“NFA”) each serve as investment sub-advisor to each fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the funds, places purchase and sale orders for each fund’s portfolio transactions, and employs the funds’ portfolio managers and the securities analysts that provide research services relating to the funds. NFA provides certain other investment sub-advisory services to the funds, including assisting in the supervision of each fund’s investment program, risk monitoring, managing the forms and level of leverage employed by a fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of a fund’s portfolio, and assisting with pricing of a fund’s portfolio securities.

With respect to each fund, USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. For ASP, BSP, and CSP, USBAM pays NAM a monthly fee in an amount equal to an annualized rate of 0.10% of the respective fund’s average weekly net assets and 3.00% of the daily gross income accrued by such fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). The monthly investment sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.45% of the respective fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). For SLA, USBAM pays NAM a monthly fee in an amount equal to an annualized rate of 0.30% of the fund’s average weekly net assets.

For ASP, BSP, and CSP, USBAM pays NFA a monthly fee in an amount equal to 1.50% of the daily gross income accrued by the respective fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). The monthly investment sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.175% of the respective fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). For SLA, USBAM pays NFA a monthly fee in an amount equal to an annualized rate of 0.10% of the funds average weekly net assets.

Administration Fees

USBAM serves as the funds’ administrator pursuant to administration agreements between USBAM and each fund. Under these agreements, USBAM receives a monthly administration fee from each fund in an amount equal to 0.25% of the fund’s average weekly net assets. For its fee, USBAM provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.10% of the average weekly net assets of each fund for certain administrative and other services that NFA provides to the funds.

Custodian Fees

U.S. Bank serves as each fund’s custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund’s average weekly net assets. These fees are computed weekly and paid monthly.

58	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended August 31, 2013, custodian fees for ASP, BSP, CSP, and SLA were increased by $0, $1,227, $211, and $316 as a result of overdrafts and reduced by $ 54, $0, $4, and $3, as a result of interest earned, respectively.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian, and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, insurance, pricing, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses. For the fiscal year ended August 31, 2013, legal fees and expenses of $1,838, $1,838, $1,838, $1,838 for ASP, BSP, CSP, and SLA, respectively, were paid to a law firm of which a former Assistant Secretary of the funds had served as a partner through December 31, 2012.

Expenses that are directly related to a fund are charged directly to that fund. Other operating expenses of the First American Family of Funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal year ended August 31, 2013, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
ASP	$36,560,237	$40,154,782
BSP	75,413,782	77,772,636
CSP	112,047,185	105,870,741
SLA	85,795,368	87,983,487

(5)	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(6)	Recent Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time management is evaluating the implications of the update and the impact to the financial statements.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	59

Notice to Shareholders	(unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the fund’s shareholders was held on June 17, 2013 for ASP, BSP, CSP, and SLA. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to such matters, are set forth below.

(1)	Each fund’s shareholders elected the following five directors:

	ASP		BSP
	Shares Voted “For”	Shares Witholding Authority to Vote	Shares Voted “For”	Shares Witholding Authority to Vote
Roger A. Gibson	3,108,862	223,646	11,714,077	1,391,645
John P. Kayser..	3,107,374	225,134	11,774,086	1,331,636
Leonard W. Kedrowski	3,105,983	226,525	11,711,458	1,394,264
Richard K. Riederer	3,107,374	225,134	11,734,840	1,370,882
James M. Wade	3,107,374	225,134	11,713,737	1,391,985

	CSP		SLA
	Shares Voted “For”	Shares Witholding Authority to Vote	Shares Voted “For”	Shares Witholding Authority to Vote
Roger A. Gibson	11,925,338	7,149,964	8,624,604	290,580
John P. Kayser..	11,936,270	7,139,032	8,630,180	285,004
Leonard W. Kedrowski	11,921,074	7,154,228	8,627,877	287,307
Richard K. Riederer	11,923,019	7,152,283	8,627,094	288,090
James M. Wade	11,928,722	7,146,580	8,629,719	285,465

(2)	Each fund’s shareholders ratified the selection by the funds’ board of directors of Ernst & Young LLP as the independent registered public accounting firm for the funds for the fiscal period ending August 31, 2013. The following votes were cast regarding this matter:

Fund	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
ASP	3,246,503	65,665	20,340	—
BSP	12,884,144	123,749	97,829	—
CSP	18,807,562	163,972	103,768	—
SLA	8,761,108	73,744	80,332	—

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

60	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Plan Administration

For each fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the NYSE or elsewhere on the open market only when the price of the fund’s shares on the NYSE plus commissions is less than a 5% premium over the fund’s most recently calculated net asset value (“NAV”) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the funds’ shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800.426.5523.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	61

Notice to Shareholders	(unaudited)

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Income Distributions (the funds designate the following amounts as ordinary income distributions)

Payable Date	ASP Amount	BSP Amount	CSP Amount	SLA Amount

September 19, 2012	$0.0700	$0.0475	$0.0375	$0.0675
October 24, 2012	0.0700	0.0475	0.0375	0.0675
November 20, 2012	0.0700	0.0475	0.0375	0.0675
December 19, 2012	0.0700	0.0475	0.0375	0.0675
January 10, 2013	0.0650	0.0475	0.0375	0.0625
February 20, 2013	0.0650	0.0475	0.0375	0.0625
March 20, 2013	0.0600	0.0500	0.0375	0.0600
April 17, 2013	0.0600	0.0500	0.0375	0.0600
May 15, 2013	0.0575	0.0500	0.0375	0.0575
June 19, 2013	0.0575	0.0500	0.0375	0.0575
July 17, 2013	0.0575	0.0500	0.0425	0.0575
August 21, 2013	0.0575	0.0500	0.0425	0.0575

	$0.7600	$0.5850	$0.4600	$0.7450

Long-Term Gain Distribution (the fund designates the following amount as long-term capital gain distribution)

Payable Date	ASP Amount
January 10, 2013	$0.3361

Fund	Long-Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis) (a)	Total Distributions (Tax Basis) (b)
ASP	30.7%	69.3%	0.0%	100.0%
BSP	0.0	100.0	0.0	100.0
CSP	0.0	100.0	0.0	100.0
SLA	0.0	100.0	0.0	100.0

(a)	Based on a percentage of the fund’s total distributions.
(b)	Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

The funds also designate as distributions of long-term capital gains, to the extent necessary to fully distribute those gains, earnings and profits distributed to shareholders on their redemption of shares.

Shareholder Notification of Federal Tax Status:

ASP, BSP, CSP, and SLA, designate 0.00%, 0.00%, 0.00%, and 0.00% of ordinary income distributions during the fiscal period ended August 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders, respectively.

In addition, ASP, BSP, CSP, and SLA, designate 0.83%, 0.69%, 0.79%, and 0.72% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2013 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively.

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Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for ASP, BSP, CSP, and SLA was 71.30%, 76.97%, 70.22%, and 68.73%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for ASP, BSP, CSP, and SLA, was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how each fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the SEC’s website at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The funds are required to file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The funds will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

The funds’ board of directors, which is comprised entirely of independent directors, oversees the management of the funds and, as required by law, determines annually whether to renew each fund’s advisory agreement with USBAM. In addition to determining whether to renew each fund’s advisory agreement with USBAM (each, an “Agreement”), the board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for each fund.

At a meeting on June 17-18, 2013, the board considered information relating to each Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). In advance of the meeting, the board received materials relating to each Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. The board approved the Agreements through June 30, 2014.

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the funds, (2) the investment performance of each fund, (3) the profitability of USBAM and the Sub-Advisors related to each fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their respective relationship with each fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the funds are closed-end funds which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	63

Notice to Shareholders	(unaudited)

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that the Agreements are fair and in the best interests of the funds’ shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to each fund, and the nature, quality and extent of the services provided by the Sub-Advisors to each fund. The board reviewed NAM’s key personnel who provide investment management services to the funds as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for each fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the funds include investment research and security selection, and adherence to (and monitoring compliance with) the funds’ investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the funds, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the funds, including the funds’ sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreements are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the board concluded that each fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Funds

The board considered the performance of each fund on a gross-of-expenses basis, including how each fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how each fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2013.

American Select Portfolio. The board noted that the fund outperformed its benchmark index for each period on a gross- and net-of-expenses basis and noted that the fund performed at or above its peer universe median for the one- and five-year periods on a gross-of-expenses basis and for the one-year period on a net-of-expenses basis. The board noted that the fund underperformed its peer universe median for the three-year period on a gross-of-expenses basis and for the three- and five-year periods on a net-of-expenses basis. The board considered USBAM’s assertion that the fund’s performance universe is composed of only twelve funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. In light of the fund’s competitive performance against its benchmark index, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio. The board noted that the fund outperformed its performance universe median for the five-year period on both a gross- and net-of-expenses basis but underperformed its performance universe median for the one-year and three-year periods on both a gross- and net-of-expenses basis. The board considered USBAM’s assertion that the benchmark index is a better standard against which to measure the fund’s performance since there are only twelve funds in the Lipper universe, five of which are First American funds. The board noted that the fund outperformed its benchmark in each period on both a gross-of-expenses and net-of-expenses basis. In light of the foregoing, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio II. The board noted that the fund underperformed its performance universe median for all periods. The board considered USBAM’s assertion that the fund’s performance universe is composed of only twelve funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board noted that the fund outperformed its

64	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

benchmark on both a gross-of-expenses and net-of-expenses basis for the one-, three- and five-year periods except the fund underperformed its benchmark on a net-of-expenses basis for the five-year period. In light of the fund’s strong one- and three-year performance as compared to that of its benchmark, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio III. The board noted that the fund outperformed its benchmark index for the one- and three-year periods on a gross-of-expenses basis and for the one-year period on a net-of-expenses basis. The fund underperformed its benchmark index for the five-year period on a gross-of-expenses basis and for the three- and five-year periods on a net-of-expenses basis. The board also noted that the fund underperformed its performance universe median for all periods. The board considered USBAM’s assertion that the fund’s performance universe is composed of only twelve funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board also considered USBAM’s assertion that the fund’s underperformance relative to its benchmark index for the five-year period and performance universe over each of the periods was attributable primarily to ongoing credit issues with certain whole loans held by the fund. The board noted that another contributing factor to the fund’s relative underperformance was that, while the level distribution policy was in effect for ASP, BSP, CSP and SLA (December 2009-September 2011), the fund paid out the highest return of capital of the four participating funds (approximately $0.98 of the fund’s net asset value), which was a drag on the fund’s performance relative to these other three funds in the fund’s benchmark index. In light of the fund’s strong performance over the one- and three-year periods compared to that of its benchmark and in consideration of the sub-advisor’s experience in working out credit issues in the whole loan portfolio, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as each fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the funds. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the funds. The board compared fee and expense information for the funds to fee and expense information for comparable funds managed by other advisors.

Using information provided by an independent data service, the board also evaluated each fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each fund’s total expense ratio compared to the median total expense ratio of comparable funds. The board noted that, for each fund, the fund’s actual and contractual advisory fee was lower than the peer group median advisory fee, and each fund’s total expense ratio was lower than the peer group median total expense ratio except for American Strategic Income Portfolio III which had a total expense ratio equal to that of its peer group median. The board considered USBAM’s assertion that the funds incur investment-related expenses, including interest expense and mortgage servicing fees. The board noted that interest expense will vary with the amount and type of leverage in each fund and further noted that other funds in the expense group will not incur mortgage servicing fees because they do not invest in whole loans. The board also considered USBAM’s assertion that, excluding the investment-related expenses, each fund’s total expenses were equal to or lower than its peer group median total expense ratio. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the funds, the board noted that USBAM and certain of its affiliates serve the funds in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the funds in connection with providing services to the funds. The board considered that each service provided to the funds by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreements and the Sub-Advisory Agreements was in the interest of each fund and its shareholders.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	65

Notice to Shareholders	(unaudited)

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since October 2006	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of ASP, BSP, CSP, and SLA since January 2011; Director of ASP, BSP, CSP, and SLA since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

66	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
John G. Wenker Nuveen Asset Management, LLC 901 Marquette Avenue Suite 2900, Minneapolis, MN 55402 (1951)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since January 2011; Senior Vice President of ASP, BSP, CSP, and SLA from November 1996 through December 2010	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
David A. Yale Nuveen Asset Management, LLC 901 Marquette Avenue Suite 2900, Minneapolis, MN 55402 (1956)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Vice President, Portfolio Manager, Nuveen Asset Management, LLC since January 2011; prior thereto, Senior Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since January 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since January 2011; Assistant Treasurer of ASP, BSP, CSP, and SLA from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of ASP, BSP, CSP, and SLA since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since January 2011; Assistant Secretary of ASP, BSP, CSP, and SLA from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser
*	Messrs. Ulrey, Thole, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the funds.

FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT	67

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

68	FIRST AMERICAN MORTGAGE FUNDS	2013 ANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of First American Mortgage Funds

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of First American Mortgage Funds

Director of Charterhouse Group, Inc.

John Kayser

Director of First American Mortgage Funds

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of First American Mortgage Funds

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of First American Mortgage Funds

Owner and President of Jim Wade Homes

First American Mortgage Funds’ Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc. II

American Strategic Income Portfolio Inc. III

American Select Portfolio Inc.

2013 Annual Report

U.S. Bancorp Asset Management, Inc., is a

wholly owned subsidiary of U.S. Bank National

Association, which is a wholly owned subsidiary

of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2013    0110-13    WHOLELOAN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser, Leonard W. Kedrowski and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees—Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $47,775 in the fiscal year ended August 31, 2013 and $47,038 in the fiscal year ended August 31, 2012, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees—E&Y billed the registrant audit-related fees totaling $2,813 in the fiscal year ended August 31, 2013 and $2,481 in the fiscal year ended August 31, 2012, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees—E&Y billed the registrant fees of $6,381 in the fiscal year ended August 31, 2013 and $9,693 in the fiscal year ended August 31, 2012 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees—There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2013 and August 31, 2012.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to USBAM, Inc., U.S. Bank N.A. and any other entity under common control with USBAM, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to USBAM, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $36,381 in the fiscal year ended August 31, 2013 and $217,000 in the fiscal year ended August 31, 2012.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, Leonard W. Kedrowski, Richard K. Riederer, and James M. Wade.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

First American Funds

Proxy Voting Policies and Procedures

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A.	Proxy Voting

•	When a Open-end Funds proxy is received, it will be voted by the Head of Investments.

•	When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B.	Open-end Fund Control Procedures

Preventative Control Procedures

•	USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•	If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•	In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Head of Investments will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C.	Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•	On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D.	Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•	Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•	If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.	Review and Reports

Detective Control Procedures

•	The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F.	Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•	USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•	The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Head of Investments/Portfolio Managers

•	Legal Department/General Counsel

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

I. General Principles

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters31). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. Policies The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. Procedures

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:32

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override.

From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients.

If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records.

As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision.

In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities.

To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any subadviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it subadvises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients. Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. Policy Owner

IPC

V. Responsible Parties

IPC

PVC

ADV Review Team

31	Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.
32	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	John G. Wenker, David Yale, and Jason J. O’Brien, CFA, co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. Wenker is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Yale is responsible for management of the mortgage loan component and credit facilities of the portfolio. Mr. O’Brien is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Wenker, Managing Director, Head of Real Assets, began working in the financial industry in 1983 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Yale, Senior Vice President, Portfolio Manager, began working in the financial industry in 1981 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. O’Brien, Vice President, Portfolio Manager, began working in the financial industry in 1993 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the fiscal year ended August 31, 2013, the number of accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
John G. Wenker	Registered Investment Company	8	$7 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
David A. Yale	Registered Investment Company	4	$689 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Jason J. O’Brien	Registered Investment Company	5	$798 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	10	$260 million	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John G. Wenker	$0 - $50,000
David A. Yale	$0
Jason J. O’Brien	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. II

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 30, 2013

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: October 30, 2013